                                                                    Exhibit 10.5





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                                --------------


                             AMENDED AND RESTATED

                              OPERATING AGREEMENT

                                      OF

                                   BSST, LLC

                    (a Delaware limited liability company)


--------------------------------------------------------------------------------
                                --------------

                                                                       Exhibit A


                                 ARTICLE I  --

                                DEFINITIONS

SECTION 1.1   Definitions................................................   1

                                 ARTICLE II  --

                                ORGANIZATION

SECTION 2.1   Formation..................................................  10
SECTION 2.2   Name.......................................................  10
SECTION 2.3   Term.......................................................  10
SECTION 2.4   Principal Office...........................................  10
SECTION 2.5   Registered Agent and Office................................  10
SECTION 2.6   Business...................................................  10
SECTION 2.7   Powers.....................................................  10
SECTION 2.8   Title to Company Assets....................................  10

                                ARTICLE III  --

                   MEMBERSHIP; VOTING; CAPITAL CONTRIBUTIONS

SECTION 3.1   Membership Interests.......................................  10
SECTION 3.2   Voting.....................................................  11
SECTION 3.3   Names and Addresses........................................  11
SECTION 3.4   Capital Contributions......................................  11
SECTION 3.5   Additional Contributions...................................  11
SECTION 3.6   Withdrawal of Capital......................................  12
SECTION 3.7   No Interest on Capital.....................................  12
SECTION 3.8   Priority and Return of Capital.............................  12
SECTION 3.9   Substituted Member.........................................  13
SECTION 3.10  Representation and Warranties..............................  13

                                 ARTICLE IV  --

        RIGHTS, PREFERENCES AND PRIVILEGES  OF THE CLASS A COMMON UNITS

SECTION 4.1   Anti-Dilution Protection...................................  13
SECTION 4.2   Preemptive Rights..........................................  14
SECTION 4.3   Equity "Step-Up" Rights....................................  15

                                 ARTICLE V  --

      RIGHTS, PREFERENCES AND PRIVILEGES OF THE SERIES A PREFERRED UNITS

SECTION 5.1   Distribution Provision......................................  15
SECTION 5.2   Liquidation Preference......................................  15
SECTION 5.3   Conversion..................................................  16
SECTION 5.4   Voting Rights...............................................  19

                                   ARTICLE VI  --

                                   MANAGEMENT

SECTION 6.1   Manager; Management and Control; Day to Day Affairs of the
              Company.....................................................  19
SECTION 6.2   Board of Directors..........................................  19
SECTION 6.3   Officers....................................................  23
SECTION 6.4   Conversion to Delaware Corporation..........................  25
SECTION 6.5   Action by Written Consent...................................  25
SECTION 6.6   Stockholders' Agreement.....................................  26

                                ARTICLE VII  --

                            COVENANTS OF THE COMPANY

SECTION 7.1   Delivery of Financial Statements............................  26
SECTION 7.2   Additional Information and Rights...........................  27
SECTION 7.3   Compliance with Laws........................................  27
SECTION 7.4   Option Plan.................................................  27
SECTION 7.5   Negative Covenants..........................................  27
SECTION 7.6   Affirmative Covenants.......................................  29

                               ARTICLE VIII  --

                ANNUAL MEETINGS; RECORD DATE; VOTING AGREEMENTS

SECTION 8.1   Annual Meetings
SECTION 8.2   Record Date.................................................  30
SECTION 8.3   Voting Agreements...........................................  30

                                ARTICLE IX  --

              BOOKS AND RECORDS; RIGHT OF INSPECTION; TAX MATTERS

SECTION 9.1   Books and Records...........................................  31
SECTION 9.2   Information.................................................  31

SECTION 9.3   Tax Returns.................................................  31
SECTION 9.4   Tax Elections...............................................  31
SECTION 9.5   Tax Matters Member..........................................  31
SECTION 9.6   No Partnership..............................................  32

                                 ARTICLE X  --

                       CAPITAL ACCOUNTS AND ALLOCATIONS

SECTION 10.1  Maintenance.................................................  32
SECTION 10.2  Allocation of Net Profits and Net Losses....................  33
SECTION 10.3  Special Allocations.........................................  33
SECTION 10.4  Tax Allocations.............................................  34
SECTION 10.5  Allocat.....................................................  34
SECTION 10.6  Tax Reporting...............................................  34
SECTION 10.7  Profit Shares...............................................  34

                                 ARTICLE XI  --

                                 DISTRIBUTIONS

SECTION 11.1  Distributions...............................................  35
SECTION 11.2  Withholding.................................................  35

                                ARTICLE XII  --

                                INDEMNIFICATION

SECTION 12.1  Indemnification by Company..................................  35
SECTION 12.2  Indemnification Not Exclusive...............................  36
SECTION 12.3  Insurance on Behalf of Indemnified Party....................  36
SECTION 12.4  No Agency...................................................  36
SECTION 12.5  Indemnification Limited by Law..............................  36
SECTION 12.6  Amendment of Agreement......................................  37

                               ARTICLE XIII  --

                                  DISSOLUTION

SECTION 13.1  Dissolution.................................................  37
SECTION 13.2  Withdrawal of a Member......................................  37

                                ARTICLE XIV  --

                                  LIQUIDATION

SECTION 14.1  Liquidation.................................................. 37
SECTION 14.2  Priority of Payment.......................................... 37
SECTION 14.3  Liquidating Reports.......................................... 38
SECTION 14.4  Certificate of Dissolution................................... 38
SECTION 14.5  Deficit Capital Account...................................... 38
SECTION 14.6  Nonrecourse to Other Members................................. 38

                                 ARTICLE XV  --

                             TRANSFER RESTRICTIONS

SECTION 15.1  Member's Obligations......................................... 39
SECTION 15.2  Sale Notice.................................................. 39
SECTION 15.3  Co-Sale/Tag-Along Rights..................................... 39
SECTION 15.4  Right of First Refusal....................................... 40
SECTION 15.5  Securities Act Compliance.................................... 41
SECTION 15.6  Permitted Transfers.......................................... 41
SECTION 15.7  Transferees Bound by Agreement............................... 41
SECTION 15.8  Transfers in Violation of Agreement.......................... 41
SECTION 15.9  Series A Member's Drag Along Right........................... 41

                                ARTICLE XVI  --

                              REGISTRATION RIGHTS

SECTION 16.1  Request for Registration..................................... 42
SECTION 16.2  Company Registration......................................... 44
SECTION 16.3  Form S-3 Registration........................................ 45
SECTION 16.4  Obligations of the Company................................... 46
SECTION 16.5  Furnish Information.......................................... 47
SECTION 16.6  Expenses of Demand, Company or S-3 Registration.............. 47
SECTION 16.7  Delay of Registration........................................ 47
SECTION 16.8  Indemnification.............................................. 47
SECTION 16.9  Reports under the Exchange Act............................... 50
SECTION 16.10 Assignment of Registration Right............................. 50
SECTION 16.11 "Market Stand-Off" Agreement................................. 51
SECTION 16.12 Termination of Registration Rights........................... 52
SECTION 16.13 Limitations on Subsequent Registration Rights................ 52

                               ARTICLE XVII  --

                              GENERAL PROVISIONS

SECTION 17.1  Amendment...................................................  52
SECTION 17.2  Waivers Generally...........................................  52
SECTION 17.3  Equitable Relief............................................  52
SECTION 17.4  Remedies for Breach.........................................  53
SECTION 17.5  Costs.......................................................  53
SECTION 17.6  Counterparts................................................  53
SECTION 17.7  Notices.....................................................  53
SECTION 17.8  Date of Performance.........................................  53
SECTION 17.9  Limited Liability...........................................  53
SECTION 17.10 Partial Invalidity..........................................  53
SECTION 17.11 Entire Agreement............................................  54
SECTION 17.12 Benefit.....................................................  54
SECTION 17.13 Binding Effect..............................................  54
SECTION 17.14 Confidentiality.............................................  54
SECTION 17.15 Covenants Not to Compete....................................  54
SECTION 17.16 Further Assurances..........................................  55
SECTION 17.17 Headings....................................................  55
SECTION 17.18 Terms.......................................................  55
SECTION 17.19 Governing Law; Consent to Jurisdiction......................  55
SECTION 17.20 No Drafting Presumption.....................................  55

                             AMENDED AND RESTATED

                              OPERATING AGREEMENT

                                      OF

                                   BSST, LLC


     This Amended and Restated Operating Agreement (the "Agreement") is made as of _______ __, ____ by and among the undersigned members (the "Members") of BSST, LLC, a Delaware limited liability company (the "Company").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Company filed its Certificate of Formation, on August 29, 2000 with the Secretary of State of the State of Delaware;

     WHEREAS, the Members desire to amend and restate the existing Operating Agreement, dated as of August 29, 2000 (as amended to date, the "Prior Operating Agreement"), to establish the respective economic and other rights of Members and to provide regulations and procedures for the governance of the Company; and

     WHEREAS, the Prior Operating Agreement is hereby revoked in its entirety and is superceded by this Agreement.

     NOW, THEREFORE in consideration of the premises, the mutual promises and obligations contained herein, and with the intent of being legally bound, the parties hereto agree as follows:

                           ARTICLE I -- DEFINITIONS
                                        -----------

          SECTION 1.1   Definitions. For purposes of this Agreement, capitalized
                        -----------
terms used herein shall have the following meanings:

     "Adjusted Capital Account" shall mean, the balance in a Member's Capital Account after giving effect to the following adjustments:

     (a) credit or debit to such Capital Account, as applicable, all Capital Contributions and Distributions to the Member for the relevant Fiscal Year;

     (b) credit to such Capital Account any amount that such Member is obligated to restore or is deemed obligated to restore pursuant to the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) or 1.704-2(i)(5); and

     (c) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5), and (6) of the Treasury Regulations.

     "Affiliate" of a party shall mean any entity which directly or indirectly controls, is controlled by or is under common control with such party. For the purposes of this definition, "control" means the power to direct the affairs of an entity by reason of ownership of equity securities, by contract, or otherwise.

     "Assignee" shall mean a Person to which a Membership Interest has been transferred or otherwise assigned, but who has not yet become a Substituted Member. Nothing contained in this definition shall imply that an Assignee may ever become a Substituted Member.

     "Assigning Member" shall mean a Member that has transferred or otherwise assigned its Membership Interest in the Company to another Person.

     "Board of Directors" or "Board" shall mean the Board of Directors of the Company created pursuant to Article VI hereof.

     "Business Day" shall mean any day other than Saturday, Sunday and any other day on which banks in California are not open for business.

     "Capital Account" shall mean the capital account established and maintained for each Member pursuant to Section 10.1, and as of the original date of this Agreement, the amount reflected in each Member's Capital Account shall be the amount as set forth in Exhibit A hereto.

     "Capital Contribution" shall mean the amount of cash and the Fair Market Value (at the date of contribution) of property (net of liabilities secured by such property that the Company is considered to assume or take subject to under
(S)752 of the Code) contributed by a Member to the capital of the Company and any Company liabilities assumed by a Member within the meaning of (S)1.704-1(b)(2)(iv)(c) of the Treasury Regulations.

     "Certificate of Formation" shall mean the Certificate of Formation of the Company, as amended, and as the same may be amended, supplemented or restated from time to time.

     "Class A Member" shall mean any holder of a Class A Common Units.

     "Class A Member's Equity Ownership" as of any date of determination, means the aggregate amount of Units and vested Unit Equivalents held by the Class A Member as of such date.

     "Class A Common Units" shall mean any Units having the rights, preferences, privileges and restrictions set forth in Section 3.1(a) and Article IV.

     "Class B Member" shall mean any holder of Class B Common Units.

     "Class B Common Units" shall mean any Units having the rights, preferences, privileges and restrictions set forth in Section 3.1(b).

     "Code" shall mean the Internal Revenue Code of 1986, as amended (including corresponding provisions of subsequent or successor revenue laws).

     "Commission" means the Securities and Exchange Commission.

     "Common Units" shall mean the Class A Common Units and the Class B Common Units.

     "Company" shall have the meaning set forth in the preamble to this Agreement.

     "Company Minimum Gain" with respect to any year means the "partnership minimum gain" computed in accordance with the principles of Section 1.704-2(d)(1) of the Treasury Regulations.

     "Conversion Price" shall have the meaning set forth in Section 5.3(a).

     "Conversion Rights" shall have the meaning set forth in Section 5.3.

     "Depreciation" shall mean, for each Fiscal Year or part thereof, an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Fiscal Year or part thereof, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, the depreciation, amortization or other cost recovery deduction for such Fiscal Year or part thereof shall be an amount which bears the same ratio to such Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Year or part thereof bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board of Directors or the Tax Matters Member.

     "Director" shall mean any of the individuals designated to the Board of Directors pursuant to Section 6.2(a).

     "Dissolution" shall mean the happening of any of the events set forth in
Section 13.1.

     "Distribution" shall mean any money and the Fair Market Value of any property (net of liabilities secured by such property that the Member is deemed to assume or take pursuant to Section 752 of the Code) distributed by the Company to the Members in accordance with Article XI of this Agreement.

     "DLLCA" shall mean the Delaware Limited Liability Company Act, as in effect in the State of Delaware.

     "Economic Interest" shall mean the right to receive distributions of the Company's assets and allocations of income, gain, loss, deduction, credit and similar items from the Company pursuant to this Agreement and the DLLCA, but shall not include any other rights of a Member, including without limitation, the right to vote or participate in the management of the Company or to call a meeting of the Members, or except as may be required by the DLLCA, any right to information concerning the business and affairs of the Company.

     "Effective Date" shall mean the date first above written.

     "Encumbrance" shall mean any lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, right of way, encumbrance, right of first refusal or other right or adverse claim of any third party of any sort whatsoever.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     "Fair Market Value" shall mean, with respect to any property (including the Membership Interests), the value that would be obtained in an arm's length transaction for ownership of such property for cash between an informed and willing seller and an informed and willing purchaser, each with an adequate understanding of the facts and under no compulsion to buy or sell. The determination of the Fair Market Value of any property shall be determined by mutual agreement of the Board of Directors and any affected party or parties, or if no such agreement can be reached, the value as determined by the Board in good faith. The Board"s determinations in connection with the foregoing shall be final and binding on all parties, absent manifest error.

     "Family Group" means, with respect to any individual, such individual's spouse and descendants (whether natural or adopted) and any trust established and maintained for the benefit of such individual, such individual's spouse or such individual's descendants.

     "Fiscal Year" shall mean the fiscal and taxable year of the Company, which shall be the year ending December 31 unless another period is required by the Code, or as adopted by the Board of Directors pursuant to the Code.

     "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act.

     "Fully-Diluted Percentage Interest" means, as of any date of determination, the Percentage Interest calculated using the number of Units outstanding plus (without duplication) all Units issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding Unit Equivalents.

     "GAAP" shall have the meaning set forth in Section 7.1(a).

     "Gross Asset Value" shall mean, with respect to any asset of the Company, the adjusted basis of such asset as of the relevant date for federal income tax purposes, except as follows:

            (a) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the Fair Market Value of such asset on the date of contribution;

            (b) the Gross Asset Values of all Company assets (including intangible assets such as goodwill) shall be adjusted to equal their respective Fair Market Values as of the following times:

        (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution;

        (ii) the distribution by the Company to a Member of more than a de minimis amount of money or Company property as consideration for its interest in the Company; and

        (iii) the liquidation of the Company within the meaning of (S)1.704-1(b)(2)(g) of the Treasury Regulations; and

        (iv) an election under Code Sections 734(b) or 743(b), but only as provided in Treasury Regulation (S)1.704-1(b)(2)(iv)(m); provided, however, that in the case of the events described in clauses (i) or (ii), such adjustments shall be limited to adjustments that the Board determines are necessary or appropriate to reflect the relative economic interests of the Members.

     The foregoing definition of Gross Asset Value is intended to comply with the provisions of (S)1.704-1(b)(2)(iv) of the Treasury Regulations and shall be interpreted and applied consistently therewith.

     "Holder of Registrable Shares" means any person owning or having the right to acquire Registrable Securities or any assignee thereof.

     "Initial Class A Member Options" means the options granted to the Class A Member on the Effective Date, exercisable upon performance-based vesting for a number of Class A Units equal to 5% of the Fully-Diluted Percentage Interests as of the Effective Date.

     "Liquidation" shall mean a liquidation of the Company in accordance with
Section 14.1.

     "Majority in Interest" shall mean (i) in respect of any class or series, the affirmative vote of Members of such class or series holding at least a majority of the aggregate outstanding Voting Interests held by all Members of such class or series and (ii) in respect of all Members, the affirmative vote of all Members holding at least a majority of the aggregate outstanding Voting Interests held by all Members.

     "Member" shall mean a Person, or another entity, that is a record owner of at least one Membership Interest.

     "Member Nonrecourse Debt Minimum Gain" means an amount of gain characterized as "partner nonrecourse debt minimum gain" under Treasury Regulation Section 1.704-2(i)(2) and 1.704-2(i)(3).

     "Member Nonrecourse Deductions" in any year means the Company deductions that are characterized as "partner nonrecourse deductions" under Sections 1.704-2(i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

     "Membership Interest" shall mean all of the ownership interests of a Member, as represented by Units, in the Company (which shall be considered personal property for all purposes), consisting of (a) such Member's interests in Net Profits, Net Losses, and Distributions of the Company, as such interests shall be adjusted from time to time in accordance with the provisions hereof,
(b) such Member's Capital Account, (c) such Member's rights to participate in management as provided herein or under the DLLCA and (d) such Member's other rights and privileges as herein provided.

     "Milestone" shall mean the milestones described on Exhibit B attached hereto.

     "Net Profits" or "Net Loss" shall mean with respect to each Fiscal Year or other period, an amount equal to the Company"s taxable income or tax loss, as the case may be, for such year or period determined in accordance with Code
Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be separately stated pursuant to Code Section 703(a))(1) shall be included in such taxable income or loss), together with the following adjustments:

     (a) any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Loss pursuant to this definition shall be added to such taxable income or tax loss;

     (b) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations (S)1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Profits or Net Loss pursuant to this definition shall be subtracted from such taxable income or tax loss in the year paid;

     (c) in the event the Gross Asset Value of any Company property is adjusted pursuant to the definition of "Gross Asset Value" above, (i) the amount of such adjustment shall be taken into account as a gain or loss on the disposition of such property for purposes of computing Net Profits and Net Loss, and (ii) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of Depreciation herein;

     (d) gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value less Depreciation of the property disposed of, notwithstanding that the adjusted tax basis of such property may differ from its Gross Asset Value less Depreciation; and

     (e) notwithstanding any other provision of this definition of Net Profits and Net Loss, any items comprising the Company's Net Profits or Net Loss that are allocated pursuant to Section 10.3 below shall not be taken into account in computing Net Profits or Net Loss.

     "New Securities" shall mean any equity interests (including Common Units and/or Series A Preferred Units) of the Company whether now authorized or not, and rights, options or warrants to purchase such equity interests, and securities of any type whatsoever that are, or may become, convertible into equity interests of the Company; provided that the term "New Securities" does not include (i) the Units purchased under the Option Agreement; (ii) equity interests issued as consideration for the acquisition of another business entity or business segment of any such entity approved by the Board; (iii) any borrowings, direct or indirect, from financial institutions or other persons by the Company, including any type of loan or payment evidenced by any type of debt instrument; provided, that such borrowings are approved by the Board and that such borrowings do not have any equity features including warrants, options or other rights to purchase equity interests and are not convertible into equity interests of the Company; (iv) securities (other than the Initial Class A Member Options) issued to employees, consultants, officers or directors of the Company pursuant to any option, purchase or bonus plan, agreement or arrangement approved by the Board, but only to the extent such securities in aggregate since the Effective Date exceed 5%, but are less than 10%, of the Fully-Diluted Percentage Interest as of the Effective Date (after giving effect to the Initial Class A Member Options); (v) securities issued to vendors or customers or to other persons in similar commercial situations with the Company in connection with such commercial relationships if such issuance is approved by the Board; (vi) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person, if such issuance is approved by the Board; (vii) securities issued in a Qualified IPO;
(viii) securities issued in connection with any split, Distribution or recapitalization of the Company; (ix) securities issued in connection with partnering transactions on terms approved by the Board; and (x) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (ix) above.

     "Nonrecourse Deductions" in any year means the Company deductions that are characterized as "nonrecourse deductions" under Sections 1.704-2(b)(1) and 1.704-2(c) of the Treasury Regulations.

     "Officer" shall mean any officer of the Company appointed pursuant to
Section 6.3(e).

     "Option Agreement" shall mean that certain Option Agreement entered as of September 4, 2000 by and among Amerigon Incorporated, the Company and Dr. Lon E. Bell.

     "Original Issue Price" shall have the meaning set forth in Section 5.2(a).

     "Percentage Interest" shall mean, with respect to each Member, the applicable percentage interest of a Member's Units as compared to all outstanding Units, as determined on a fully converted basis of any Preferred Units, provided that if Percentage Interest is used with respect to a particular series or class of Units, then it shall mean the percentage interest of a Member's Units as compared to all outstanding Units in that particular series or class.

     "Person" shall mean any individual, corporation, limited liability company, partnership, trust, unincorporated organization, governmental authority or any agency or political subdivision thereof, or other entity.

     "Preferred Units" shall mean any series of Membership Interests designated by the Company from time to time as preferred units.

     "Premium" shall have the meaning set forth in Section 5.2(a).

     "Purchase Date" shall have the meaning set forth in Section 5.3(d).

     "Qualified IPO" means an underwritten public offering by the Company of its Common Units at a pre-money Company valuation in excess of $75,000,000 pursuant to a registration statement under the Securities Act, which results in net proceeds of at least $15,000,000 to the Company and the public offering price of which is not less than $10.00 per Unit (appropriately adjusted for any split, Distribution, combination or other recapitalization).

     "Registrable Securities" means (i) the Units issuable or issued upon the conversion or exercise of any warrant, right or other security held by a Series A Member or a Class A Member or otherwise acquired by a Series A Member and a Class A Member, and (ii) any other Units issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a distribution with respect to, or in exchange for or in replacement of (including but not limited to Units issued upon a split) the Units listed in
(i), provided, however, that Registrable Securities shall not include any Units which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned. The number of "Registrable Securities then outstanding" shall be determined by the number of Units outstanding which are, and the number of Units issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

     "Regulatory Allocations" shall have the meaning set forth in Section
10.3(g).

     "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

     "Series A Member" shall mean any holder of a Series A Preferred Unit.

     "Series A Preferred Unit" shall mean any Unit having the rights, preferences, privileges and restrictions set forth in Section 3.1(c) and Article V.

     "(S) 704(b) Regulations" shall have the meaning set forth in Section 10.1.

     "Special Events" means any of the following:

     (a) any sale or transfer of securities representing 50% or more of the outstanding Membership Interests in or Voting Interests of the Company;

     (b) any consolidation, merger or other business combination of the Company into any other Company or entity, whether or not the Company is the entity surviving such transaction, if, immediately after giving effect to such transaction (and all other transactions related thereto or contemplated thereby), the Members immediately prior to such transaction do not own, directly or indirectly, securities representing more than 50% of the outstanding voting power of, and economic interests in, the surviving Company or entity; and

     (c) the consummation of a Qualified IPO by the Company (other than pursuant to an employee option, purchase or similar plan or pursuant to a Rule 145 transaction under the Securities Act).

     "Substituted Member" shall have the meaning set forth in Section 3.9.

     "Tax Matters Member" shall have the meaning set forth in Section 9.5.

     "Transfer" shall mean, when used as a noun, any sale, hypothecation, pledge, assignment, attachment, disposal, loan, gift, levy or other transfer, and, when used as a verb, to sell, hypothecate, pledge, assign, attach, dispose, loan, gift, levy or otherwise transfer.

     "Transferring Member" shall mean a Member desiring to sell a Membership Interest.

     "Treasury Regulations" means the income tax regulations (including temporary and proposed) promulgated under the Code.

     "Unit Equivalents" means (without duplication with any Units or other Unit Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Units or securities exercisable for or convertible or exchangeable into Units, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

     "Units" shall mean the Class A Common Units, the Class B Common Units, and the Series A Preferred Units and any other class or series of units the Company may issue from time to time.

     "Voting Interest" shall mean, with respect to a Member entitled to vote on a matter as set forth in this Agreement, the right to vote, except as limited by the provisions of this Agreement. A Member's Voting Interest shall be directly proportional to that Member's Percentage Interest in the Membership Interests then outstanding; in the context of a vote in which all Members shall be entitled to vote, as set forth in this Agreement, each such Member's Voting Interest shall be directly proportional to that Member's Percentage Interest in all Membership Interests then outstanding (including the Series A Preferred Units on an as-converted basis).

     All other capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the DLLCA. To the extent that a term specifically defined in this

Section 1.1 conflicts with a definition provided in the DLLCA, the specific definition set forth herein shall govern to the extent permitted by applicable law.

                          ARTICLE II -- ORGANIZATION
                                        ------------

          SECTION 2.1    Formation.  The Company was formed on August 29, 2000
                         ---------
by the filing of the Certificate of Formation with the Secretary of State of the State of Delaware pursuant to the DLLCA and on behalf of the Members.

          SECTION 2.2    Name.  The name of the Company is "BSST, LLC."  The
                         ----
business of the Company shall be conducted under such name or such other trade names or fictitious names as adopted by the Board.

          SECTION 2.3    Term.  The term of the Company commenced on August 29,
                         ----
2000 and shall continue until the sooner of (x) December 31, 2100 or (y) the termination of the Company in accordance with this Agreement.

          SECTION 2.4    Principal Office.  The principal office, place of
                         ----------------
business and address of the Company shall be 5462 Irwindale Avenue, Irwindale, California 91706 and may be changed by the Board from time to time. Prompt written notice shall be given to all Members of any change in the Company's business address.

          SECTION 2.5    Registered Agent and Office.  The Company's registered
                         ---------------------------
agent and office in Delaware shall be National Registered Agents, ________________________, Wilmington, Delaware or such other agent and/or office as the Board may designate from time to time.

          SECTION 2.6    Business.  The business of the Company shall be to
                         --------
engage in any lawful activity for which limited liability companies may be organized under the DLLCA.

          SECTION 2.7    Powers.  The Company shall have all the powers
                         ------
permitted to a limited liability company under the DLLCA and which are necessary, convenient or advisable in order for it to conduct its business.

          SECTION 2.8    Title to Company Assets.  Title to, and all right and
                         -----------------------
interest in, the Company's assets shall be acquired in the name of and held by the Company.

           ARTICLE III -- MEMBERSHIP; VOTING; CAPITAL CONTRIBUTIONS
                          -----------------------------------------

          SECTION 3.1    Membership Interests.  There shall be three (3) classes
                         --------------------
of Membership Interests.

     (a)  Class A Common Units.  Class A Common Units shall have all the rights,
          --------------------
preferences, privileges and restrictions generally granted to or imposed upon limited liability company membership interests under the DLLCA, in addition to those rights, preferences, privileges and restrictions granted to or imposed upon such interests by this Agreement, including those set forth in Article IV. Initially, Dr. Lon E. Bell shall be the only holder of Class

A Common Units. Class A Common Units shall automatically be converted to Class B Common Units upon transfer unless the transfer is to a person in the Family Group of Dr. Lon E. Bell.

     (b)  Class B Common Units.  Class B Common Units shall have all the rights,
          --------------------
preferences, privileges and restrictions generally granted to or imposed upon limited liability company membership interests under the DLLCA, in addition to those rights, preferences, privileges and restrictions granted to or imposed upon such interests by this Agreement. Other than as specifically set forth in this Agreement, the Class B Common Units shall be identical to the Class A Common Units.

     (c)  Series A Preferred Units.  Series A Preferred Units shall have all the
          ------------------------
rights, preferences, privileges and restrictions generally granted to or imposed upon limited liability company membership interests under the DLLCA, in addition to those rights, preferences, privileges and restrictions granted to or imposed upon such interests by this Agreement, including those set forth in Article V. Initially, Amerigon Incorporated shall be the only holder of Series A Preferred Units.

          SECTION 3.2    Voting.  The Members (including the voting rights of
                         ------
the Series A Member as set forth in Section 5.4) shall have the right to vote in accordance with their Voting Interests. If a Member has assigned all or part of the Member's Economic Interest to a person who has not been admitted as a Member, the Assigning Member shall vote in proportion to the Voting Interest that the Assigning Member would have had if the assignment had not been made. Unless otherwise specified in this Agreement, all Members shall vote as a single class, with the Series A Member voting on an as-converted basis pursuant to
Section 5.4.

          SECTION 3.3    Names and Addresses.  The names and addresses of the
                         -------------------
Members are as set forth in Exhibit A to this Agreement. The Board shall cause Exhibit A to be maintained and updated from time to time, as necessary, including in order to reflect the admission of Members and the issuance of Units in accordance with the terms of this Agreement. Any reference in this Agreement to Exhibit A shall be deemed a reference to Exhibit A as amended and in effect from time to time.

          SECTION 3.4    Capital Contributions.  Each Member has made
                         ---------------------
contributions with a Fair Market Value set forth under the heading "Paid in Capital" in Exhibit A to this Agreement. The Members initially hold the number of Units set forth opposite their respective names on Exhibit A.

          SECTION 3.5    Additional Contributions.
                         ------------------------

     (a)  Mandatory Additional Capital Contributions or Loans.  Except as
          ---------------------------------------------------
provided in this Section 3.5(a) with respect to the Series A Member, no Member shall be required to make any additional Capital Contributions or lend any funds to the Company.

               (i)  Additional Funding Requirement.  Concurrently with delivery
                    ------------------------------
of audited financial statements as required by Section 7.1(a), the Company shall deliver a certificate (the "Certificate") setting forth the Company's free cashflow for the previous Fiscal Year and requesting specified amounts and timing for such amounts of additional funding from the Series A Member. For purposes of this Section 3.5(a), "free cashflow" means, with respect to the Company, earnings before interest, taxes, depreciation and amortization minus capital expenditures, as determined in accordance with GAAP.

               (ii)  Obligation of Series A Member.  The Series A Member may be
                     -----------------------------
requested to provide to the Company on an annual basis the difference between $500,000 and the amount of the Company's free cashflow as certified in the Certificate, to the extent such free cashflow is less than $500,000; provided, however, that the obligation of the Series A Member shall in no circumstance be greater than $500,000 per year. Such additional funding from the Series A Member may be in the form of additional Capital Contributions contributed to the Company in exchange for additional Series A Preferred Units. Within sixty (60) days after receipt of the Certificate and audited financial statements from the Company, the Series A Member shall either approve or reject such request by Company in its sole discretion.

               (iii) Effect of Disapproval.  In the event the Series A Member
                     ---------------------
decides to reject the Company's request for additional financing, the Company may obtain alternative financing from another person on terms and conditions satisfactory to the Board. If the Company does not obtain such alternative financing by June 30 of the year following the Fiscal Year for which financial statements were delivered pursuant to Section 3.5(a)(i), then the Company shall commence liquidation pursuant to Section 14.1 unless the Board unanimously votes against proceeding with liquidation.

               (iv)  Obligations Continuing. Notwithstanding the conversion of
                     ----------------------
all Series A Preferred Units to Class B Common Units, the obligations of the Series A Member under this Section 3.5(a) shall continue for so long as the Series A Member is a holder of any Units until the occurrence of a Special Event.

     (b)  Other Additional Capital Contributions. No Person may voluntarily make
          --------------------------------------
any Capital Contribution without the approval of the Board.

          SECTION 3.6    Withdrawal of Capital.  No Member shall be entitled to
                         ---------------------
withdraw all or any part of such Member's Capital Contribution or Capital Account from the Company prior to the Company's Dissolution or Liquidation.

          SECTION 3.7    No Interest on Capital.  No Member shall be entitled to
                         ----------------------
receive interest on such Member's Capital Account or any Capital Contribution except as provided herein.

          SECTION 3.8    Priority and Return of Capital.  Except as specifically
                         ------------------------------
provided in this Agreement with respect to the Series B Preferred Units, no Member shall have priority over any other Member, whether for the return of a Capital Contribution or any portion of a Capital Account or for a Distribution or an allocation of Net Profits or Net Losses; provided, however, that this
Section 3.8 shall not apply to loans or other indebtedness (as distinguished from a Capital Contribution) made by a Member to the Company.

          SECTION 3.9    Substituted Member.
                         ------------------

     (a)  Admission of Substituted Member.  A prospective transferee (other than
          -------------------------------
an existing Member) of a Membership Interest may be admitted as a Member with respect to such Membership Interest ("Substituted Member") only on such prospective transferee executing a counterpart of this Agreement as a party hereto. Any prospective transferee of a Membership Interest shall be deemed an Assignee and, therefore, the owner of only an Economic Interest until such prospective transferee has been admitted as a Substituted Member. Except as otherwise permitted in the DLLCA, any such Assignee shall be entitled only to receive allocations and distributions under this Agreement with respect to such Membership Interest and shall have no right to vote or exercise any rights of a Member until such Assignee has been admitted as a Substituted Member. Until the Assignee becomes a Substituted Member, the Assigning Member shall continue to be a Member and to have the power to exercise any rights and powers of a Member under this Agreement, including the right to vote in proportion to the Percentage Interest that the Assigning Member would have had in the event that the assignment had not been made.

     (b)  Consequences of Substitution.  Any Person admitted to the Company as a
          ----------------------------
Substituted Member shall be subject to all the provisions of this Agreement that apply to the Member from whom the Membership Interest was assigned; provided, however, that the Assigning Member shall not be released from liabilities as a Member solely as a result of the assignment, both with respect to obligations to the Company and to third parties, incurred prior to the assignment.

          SECTION 3.10   Representation and Warranties.  Each Member hereby
                         -----------------------------
represents and warrants to the Company and each other Member that: (a) if that Member is an organization, (i) that it is duly organized, validly existing, and in good standing under the law of its jurisdiction of organization, (ii) it has full organizational power to execute and agree to this Agreement and to perform its obligations hereunder, and (iii) this Agreement is a valid and binding obligation of such Member, enforceable against such Member in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity; (b) the Member is acquiring its Units in the Company for the Member's own account as an investment and without an intent to distribute the interest in violation of applicable securities laws; and (c) the Member acknowledges that the Units have not been registered under the Securities Act or any state securities laws, and may not be resold or transferred by the Member without appropriate registration or the availability of an exemption from such requirements, and in accordance with the terms of this Agreement.

               ARTICLE IV -- RIGHTS, PREFERENCES AND PRIVILEGES
                             -----------------------------------
                          OF THE CLASS A COMMON UNITS
                          ---------------------------

          SECTION 4.1    Anti-Dilution Protection.  After a Majority in Interest
                         ------------------------
of the Series A Preferred Units has reasonably determined that the Milestone has been achieved by the Company, the Class A Member shall be entitled to receive, upon the issuance and sale of New

Securities, additional Class A Common Units so that the Class A Member's Percentage Interest shall be the same Percentage Interest as held by the Class A Member immediately prior to the issuance of the New Securities; provided, that upon reaching such Milestone, the Class A Member shall receive additional Class A Common Units based on the issuance and sale of any New Securities issued and sold by the Company since the Effective Date, such that the Class A Member will have the number of Class A Common Units to which it otherwise would be entitled under the first proviso of this Section 4.1 but for the condition precedent of achieving the Milestone.

     (a)  No Fractional Units.  No fractional Class A Common Units shall be
          -------------------
issued upon the operation of this Section 4.1 and the number of units of Class A Common Units to be issued shall be rounded to the nearest whole unit.

     (b)  Expiration. Notwithstanding any other provision of this Agreement, the
          ----------
anti-dilution rights of the Class A Member may not be assigned or transferred other than to a person in the Family Group of the initial Class A Member and shall expire upon the earlier of (i) the consummation of a Qualified IPO or (ii) the receipt by the Company of $10,000,000 in aggregate gross proceeds from the sale of New Securities after the Effective Date; provided, that if the Milestone is achieved subsequent to such event, the Class A Member shall receive additional Class A Common Units as contemplated by the proviso of the first paragraph of this Section 4.1.

          SECTION 4.2    Preemptive Rights.  Upon expiration of the anti-
                         -----------------
dilution rights accorded to the Class A Member under Section 4.1, the Class A Member shall have the right to purchase up to the Class A Member's pro rata share of New Securities which the Company may, from time to time, propose to sell and issue. The Class A Member's pro rata share shall be equal to a number such that the Percentage Interest owned by the Class A Member after the issuance of New Securities is the same Percentage Interest as prior to the issuance of New Securities.

     (a) In the event the Company proposes to undertake an issuance of New Securities subject to this Section 4.2, it shall promptly give the Class A Member written notice of its intention, describing the type of New Securities, their price and the general terms upon which the Company proposes to issue the same. The Class A Member shall have 20 days after any such notice is mailed or delivered to agree to purchase the Class A Member's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     (b) If the Class A Member fails to exercise its preemptive right within said 20-day period, the Company shall have 120 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 60 days from the date of said agreement) to sell the New Securities respecting which the Class A Member's preemptive right was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to the Class A Member pursuant to
Section 4.2(a). In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities in accordance with the foregoing 120 day period (and closed the sale of such New Securities within 60 days from the date of said agreement), the

Company shall not after such date issue or sell any New Securities, without first offering such securities to the Class A Member in the manner provided in
Section 4.2(a) above.

          SECTION 4.3    Equity "Step-Up" Rights.
                         -----------------------

     (a) If the Class A Member does not completely vest the Initial Class A Member Options before the closing date of a Special Event that results in the Class A Member's Equity Ownership having an aggregate fair market value as determined in good faith by the Board of Directors on the closing date of such Special Event of at least $25,000,000 and, immediately prior to such date, the Class A Member's Equity Ownership comprises a Fully-Diluted Percentage Interest of less than 10%, then the Class A Member shall receive additional equity or cash proceeds in connection with the consummation of such Special Event equal in value to one-half of the difference between (i) the value of a Fully-Diluted Percentage Interest of 10% (as valued in the Special Event) and (ii) the value of the Class A Member's Equity Ownership immediately prior to such date (as valued in the Special Event); provided, there shall be deducted from proviso (i) above a value equal to the value of any Class A Common Units previously transferred to any Person not part of the Family Group of the initial Class A Member.

     (b) If the Class A Member does completely vest the Initial Class A Member Options before the closing date of a Special Event that results in the Class A Member's Equity Ownership having an aggregate fair market value as determined in good faith by the Board of Directors on the closing date of such Special Event of at least $25,000,000 and, immediately prior to such date, the Class A Member's Equity Ownership comprises a Fully-Diluted Percentage Interest of less than 15%, then the Class A Member shall receive additional equity or cash proceeds in connection with the consummation of such Special Event equal in value to one-half of the difference between (i) the value of a Fully-Diluted Percentage Interest of 15% (as valued in the Special Event) and (ii) the value of the Class A Member's Equity Ownership immediately prior to such date (as valued in the Special Event); provided, there shall be deducted from proviso (i) above a value equal to the value of any Class A Common Units previously transferred to any Person not part of the Family Group of the initial Class A Member.

             ARTICLE V  --  RIGHTS, PREFERENCES AND PRIVILEGES OF
                            -------------------------------------
                         THE SERIES A PREFERRED UNITS
                         ----------------------------

          SECTION 5.1    Distribution Provisions.  In the event the Company
                         -----------------------
shall declare a Distribution payable in cash, securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5.3(d), then, in each such case for the purpose of this subsection 5.3(e), the Series A Members shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of Common Units into which their Series A Preferred Units are convertible as of the record date fixed for the determination of the holders of Common Units entitled to receive such Distribution.

          SECTION 5.2    Liquidation Preference.
                         ----------------------

     (a) In the event of any Liquidation or Dissolution of the Company, either voluntary or involuntary, the Series A Members shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the Class A Members and the Class B Members, but subject to the prior rights of the initial Class A Member pursuant to Section 14.2(e), an amount per Series A Preferred Unit equal to the sum of (i) $1,000 for each Series A Preferred Unit (the "Original Issue Price"), (ii) an amount equal to 7% of the Original Issue Price annually, and (iii) an amount equal to any declared but unpaid distributions on such Series A Preferred Unit (the amounts in (ii) and (iii) being referred to herein as the "Premium"). If upon the occurrence of such event, the assets and funds thus distributed among the Series A Members shall be insufficient to permit the payment to such Members of the full aforesaid preferential amounts, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the Series A Members in proportion to the amount of such Series A Preferred Units owned by each such Member.

     (b) Upon the completion of the distribution required by Section 5.2(a), if assets remain in the Company, the Class A Members and Class B Members shall receive all of the remaining assets.

          SECTION 5.3    Conversion.  The Series A Member shall have conversion
                         ----------
rights as follows (the "Conversion Rights"):

     (a)  Right to Convert.  Each Series A Preferred Unit shall be convertible,
          ----------------
at the option of the holder thereof, at any time after the date of issuance of such Unit, at the office of the Company or any transfer agent for such Units, into such number of fully paid and nonassessable Class B Common Units as is determined by dividing the Original Issue Price by the conversion price ("Conversion Price") applicable to such Unit, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per Series A Preferred Unit shall be $2.2222; provided, however, that the Conversion Price for the Series A Preferred Units shall be subject to adjustment as set forth in subsection 5.3(d).

     (b)  Automatic Conversion. Each Series A Preferred Unit shall automatically
          --------------------
be converted into Class B Common Units at the Conversion Price at the time in effect for such Series A Preferred Unit immediately upon the date specified by written consent or agreement of the holders of a Majority in Interest of the Series A Preferred Units.

     (c)  Mechanics of Conversion.  Before any Series A Member shall be entitled
          -----------------------
to convert the same into Class B Common Units, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series A Preferred Units, and shall give written notice to the Company at its principal office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Class B Common Units are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such Series A Member, or to the nominee or nominees of such holder, a certificate or certificates for the number of Class B Common Units to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series A Preferred Units to be converted, and the person or persons entitled to receive the Class B Common Units issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Class B Common Units as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series A Preferred Units for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Class B Common Units upon conversion of the Series A Preferred Units shall not be deemed to have converted such Series A Preferred Units until immediately prior to the closing of such sale of securities.

     (d)  Conversion Price Adjustments of Series A Preferred Units for Certain
          --------------------------------------------------------------------
Dilutive Issuances, Splits and Combinations.  The Conversion Price of the Series
-------------------------------------------
A Preferred Units shall be subject to adjustment from time to time as follows:

          (i) In the event the Company should at any time or from time to time after the date upon which any Series A Preferred Units were first issued (the "Purchase Date" with respect to such series) fix a record date for the effectuation of a split or subdivision of the outstanding Common Units or the determination of holders of Common Units entitled to receive a Distribution payable in additional Common Units without payment of any consideration by such holder for the additional Common Units (other than pursuant to Section 4.1), then, as of such record date (or the date of such Distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Units shall be appropriately decreased so that the number of Class B Common Units issuable on conversion of each Series A Preferred Unit shall be increased in proportion to such increase of the aggregate of Common Units. In the event the Company shall declare or pay, without consideration, any Distribution on the Common Units payable in any right to acquire Common Units for no consideration, then the Company shall be deemed to have made a Distribution payable in Common Units in an amount of Units equal to the maximum number of Units issuable upon exercise of such rights to acquire Common Units.

          (ii) If the number of Common Units at any time after the Purchase Date is decreased by a combination of the outstanding Common Units, then, following the record date of such combination, the Conversion Price for the Series A Preferred Units shall be appropriately increased so that the number of Common Units issuable on conversion of each unit of such series shall be decreased in proportion to such decrease in Common Units.

          (iii) All adjustments to the Conversion Price will be calculated to the nearest cent of a dollar. No adjustment in the Conversion Price will be required unless such adjustment would require an increase or decrease of at least one cent per dollar; provided, however, that any adjustments which by reason of this Section 5.3(d)(iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Conversion Price shall be made successively.

     (e)  Recapitalizations and Reorganizations.  If the Class B Common Units
          -------------------------------------
issuable upon conversion of the Series A Preferred Units shall be changed into or exchanged for a different class or classes of units, or other securities or property whether by reorganization, recapitalization or otherwise (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5.3 or Section 5.2) provision shall be made so that the Series A Member shall thereafter be entitled to receive upon conversion of the Series A Preferred Units the number of units or other securities or property, to which a holder of Class B Common Units deliverable upon conversion would have been entitled on such recapitalization or reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5.3 with respect to the rights of the Series A Member after the recapitalization or reorganization to the end that the provisions of this
Section 5.3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Units) shall be applicable after that event as nearly equivalent as may be practicable.

     (f)  No Impairment.  This Company will not, by amendment of this Agreement
          -------------
or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 5.3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Series A Member against impairment.

     (g)  No Fractional Units and Certificate as to Adjustments.
          -----------------------------------------------------

          (i) No fractional units shall be issued upon the conversion of any Series A Preferred Units, and the number of Class B Common Units to be issued shall be rounded to the nearest whole unit. Such conversion shall be determined on the basis of the total number of Series A Preferred Units the holder is at the time converting into Class B Common Units and the number of Class B Common Units issuable upon such aggregate conversion.

          (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series A Preferred Units pursuant to this Section 5.3, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Series A Member a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Series A Member, furnish or cause to be furnished to such holder a like certificate setting forth
(A) any such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Units at the time in effect, and (C) the number of Class B Common Units and the amount, if any, of other property which at the time would be received upon the conversion of a Series A Preferred Unit.

     (h)  Reservation of Units Issuable Upon Conversion.  The Company shall at
          ---------------------------------------------
all times reserve and keep available out of its authorized but unissued Class B Common Units, solely for the purpose of effecting the conversion of the Series A Preferred Units, such number of its Class B Common Units as shall from time to time be sufficient to effect the conversion of all Series A Preferred Units; and if at any time the number of authorized but unissued Class B Common Units shall not be sufficient to effect the conversion of all then outstanding Series A Preferred Units, in addition to such other remedies as shall be available to the holder of such Series A Preferred Units, the Company will take such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Class B Common Units to such number of Units as shall be sufficient for such purposes.

          SECTION 5.4    Voting Rights.  The Series A Member shall have the
                         -------------
right to one vote for each Class B Common Unit into which such Series A Preferred Unit could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Class B Common Units, and shall be entitled, notwithstanding any provision hereof, to notice of any meeting of the Members in accordance with this Agreement and shall be entitled to vote, together with holders of the Common Units as a single class, with respect to any question upon which holders of the Common Units have the right to vote.

                          ARTICLE VI  --   MANAGEMENT
                                           ----------

          SECTION 6.1    Manager; Management and Control; Day to Day Affairs of
                         ------------------------------------------------------
the Company.  The day-to-day business and affairs of the Company shall be
-----------
operated and managed by the Officers, provided that the affairs of the Company shall be overseen by the Board of Directors. Any Officer acting pursuant to authority granted by the Board or the provisions of this Agreement is authorized to take any actions, to make any determinations and to provide any consents permitted to be taken, made or provided by the Company under this Agreement; provided, however, that no Officer shall take any action, make any determination or provide any consent expressly reserved by this Agreement to the Members or to the Board of Directors or reserved to the Board of Directors pursuant to an action duly and validly taken by the Board of Directors. No Member or Director or Officer shall, acting individually, have the power to sign or bind the Company unless duly authorized to do so by the Board of Directors or this Agreement. Notwithstanding the foregoing, no Officer shall have liability to the Members or the Company for exceeding the authority granted to such Officer in the event a decision made or an action taken by such Officer was made or taken with a reasonable good faith belief that such decision or action was within the scope of the day-to-day business and affairs of the Company. The Board shall from time to time set the compensation for each of the Officers of the Company, and shall not be permitted to delegate such authority to any Officer or Officers (in their capacity as such).

          SECTION 6.2    Board of Directors.
                         ------------------

     (a)  Designated Board.  As of the date hereof, the members of the Board
          ----------------
shall be John W. Clark, Oscar B. Marx III, Richard A. Weisbart, and Dr. Lon E. Bell, and the Members desire to appoint a prominent figure in thermoelectrics recommended by the Class A Member to the Board. The Members shall promptly cause such a figure to be appointed to the Board. Following this initial Board composition, at each meeting of the Members for the election of directors or any solicitation of written consents for such purpose, the Class A Member and the Series A Member hereby agree to vote all Voting Interests entitled to vote in the election of directors now owned or hereafter acquired or controlled by them (collectively, the "Members' Voting Interests"), and otherwise use their best efforts as Members to elect the Designated

Board (as defined below), which shall constitute the entire Board. The "Designated Board" shall consist of (i) one member designated by the Class A Member, (ii) three members designated by the Series A Member, and (iii) one prominent figure in thermoelectrics recommended by the Class A Member and approved by a majority of the Directors not designated by the Class A Member. The Members hereby agree that, if the size of the Board of Directors is increased or decreased, the "Designated Board" shall consist of (i) one member designated by the Class A Member, (ii) one prominent figure in thermoelectrics, and (iii) all remaining members designated by the Series A Member; provided, however, that if the Class A Member's Percentage Interest is ever less than 5%, the Designated Board shall consist of members designated entirely by the Series A Member.

     (b)  Failure to Vote per Agreement.  In the event that any Series A Member
          -----------------------------
or Class A Member shall fail to vote its Voting Interests so as to achieve the structure of the Board and/or representation thereon for the designees set forth in Section 6.2(a), such Member shall be deemed immediately upon the existence of such a breach to have granted to the person or persons entitled to designate or recommend the director(s) for which such Member failed to vote, a proxy to vote its Voting Interests to ensure that such Voting Interests will be voted for such nominee. Each of the Series A Member and the Class A Member acknowledges that each proxy granted hereby, including any successive proxy if need be, is given to secure the performance of a duty and shall be irrevocable until the duty is performed.

     (c)  Certain Resignations or Removals.
          --------------------------------

          (i) Each of Class A Member and the Series A Member shall also have the right at any time to request, in a signed writing submitted to the Secretary of the Company, the resignation or removal of a Director originally designated or recommended by such Member. In such event, the affected Director shall immediately resign or be subject to removal by a vote of the Members, and the Members shall vote all of their Voting Interests in favor of such removal.

          (ii) If any Director is no longer entitled to be designated to be a Director pursuant to Section 6.2(a), such Director shall immediately resign or be subject to removal by a vote of the Members, and the Members shall vote all of their Voting Interests in favor of such removal.

          (iii) If the affected director shall fail to resign upon the occurrence of the events specified in Section 6.2(c)(i) or 6.2(c)(ii), then any Member shall have the right to call a special meeting of the Members or solicit written consents of the Members for the purpose of removing such director and the Members shall vote all of their Voting Interests in favor of removal.

     (d)  Filling Vacancies.  In the event of the death, removal or resignation
          -----------------
of any Director, any Member shall have the right to call a special meeting of Members for the purpose of electing a Director (provided that such Director shall be designated in accordance with Section 6.2(a)) to fill the vacancy created by such death, removal or resignation. Any party entitled to designate a Director to fill such vacancy that fails to do so prior to the election of a replacement by the Members hereunder may call a special meeting of Members or solicit written consents of

Members for the purpose of removing the Director so elected and electing such party's designee to the Board, or such party may designate a Director for election at the next annual meeting of Members to succeed the Director elected by the Members pursuant to this Section 6.2(d). In any such event, the Members shall vote all of their Voting Interests in favor of the designee of the party originally entitled to designate a Director to fill such vacancy.

     (e)  Notices.
          -------

          (i) The Company shall promptly give each of the Members written notice of any request by a Member for the resignation or removal of a member of the Board.

          (ii) Notice shall be given to each member of the Board at least 14 days prior to any meeting of the Board at which it is proposed that a vacancy on the Board be filled unless such notice shall have been waived by such member of the Board.

     (f)  Covenant to Vote.  Each of the Members shall appear in person or by
          ----------------
proxy at any annual or special meeting of Members for the purpose of obtaining a quorum and shall vote the Voting Interest held by such Member entitled to vote, either in person or by proxy, at any annual or special meeting of Members called for the purpose of voting on the election of Directors or by consensual action of Members with respect to the election of Directors, in favor of the election of the Directors designated in accordance with Sections 6.2(a) and 6.2(d). In addition, each Member shall appear in person or by proxy at any annual or special meeting of Members for the purpose of obtaining a quorum and shall vote their Voting Interests entitled to vote upon any other matter submitted to a vote of the Members of the Company in a manner so as to be consistent and not in conflict with, and to implement, the terms of this Agreement.

     (g)  No Voting or Conflicting Agreements.  No Member shall grant any proxy
          -----------------------------------
or enter into or agree to be bound by any voting trust with respect to the Voting Stock held by such Member nor shall any Member enter into any Member agreements or arrangements of any kind with any person with respect to the Voting Interests inconsistent with the provisions of this Agreement (whether or not such agreements and arrangements are with other Members of the Company that are not parties to this Agreement). No Member shall act, for any reason, as a member of a group or in concert with any other persons in connection with the acquisition, disposition or voting of the Company's Units in any manner that is inconsistent with the provisions of this Agreement.

     (h)  Injunctive Relief.  It is acknowledged that it will be impossible to
          -----------------
measure in money the damages that would be suffered if the parties fail to comply with any of the obligations imposed on them pursuant to this Article VI and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action shall be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     (i)  Terms.  Each Director shall serve until the earlier of (i) such
          -----
Director's resignation, removal, retirement, death, or disability and (ii) the expiration of such Director's term as a Director.

     (j)  Compensation of Directors.  Each Director shall be entitled to
          -------------------------
compensation for the Director's services as determined by the Board from time to time and to reimbursement for all expenses reasonably incurred by the Director in the performance of the Director's duties.

     (k)  Indemnification.  The Company shall indemnify the Directors to the
          ---------------
fullest extent permitted by law and as set forth in Article XII.

     (l)  Voting.  Each Director shall have one vote in any decision of the
          ------
Board. The Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear or otherwise interactively communicate with each other, and such participation shall constitute presence in person at such meeting. Any action which may be taken at a meeting of the Board may be taken without a meeting if Directors casting votes sufficient to approve such action consent thereto in writing and the Company provides notice of such action to all other Directors.

     (m)  Meetings. A meeting of the Board shall be held at such times as called
          --------
by a Majority in Interest of the Members, the Class A Member, or the Series A Member. No other regular meetings of the Board of Directors are required to be held. The meetings shall be noticed, held and conducted pursuant to this Agreement. In any instance in which the approval of the Board is required under this Agreement, such approval may be obtained in any manner as permitted by the DLLCA, including without limitation by the unanimous written consent of the members of the Board.

     (n)  Powers and Duties of Directors. Subject to the provisions of the DLLCA
          ------------------------------
and any limitations in this Agreement relating to actions that are required to be approved by the Board, the business and affairs of the Company shall be managed and all Company powers shall be exercised by or under the direction of the Board. Without prejudice to these general powers, and subject to the same limitations, the Board shall have the power to:

          (i) Select and remove all Officers, agents, and employees of the Company; prescribe any powers and duties for them that are consistent with law, with the Certificate, and with this Agreement; fix their compensation;

          (ii) Change the principal executive office or the principal business from one location to another; cause the Company to be qualified to do business in any other state; territory, dependency, or country and conduct business within or outside the State of California and designate any place within or outside the State of California for holding any Members' meeting or meetings, including annual meetings.

          (iii) Prescribe the forms of certificates of Membership Interests; and alter the form of the seal and certificates;

          (iv) Authorize the issuance of Membership Interests of the Company on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received;

          (v) Borrow money and incur indebtedness on behalf of the Company, and cause to be executed and delivered for the Company's purposes, in the name of the Company, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities;

          (vi) Determine or adopt the annual budget of the Company (or material modifications thereof);

          (vii) Adopt or approve business plans of the Company (or material modifications thereof);

          (viii) Cause or permit the merger or consolidation of the Company into or with another Person other than pursuant to Section 6.4 in connection with a Qualified IPO, or cause or permit the conversion of the Company into another form of business entity other than in connection with a Qualified IPO; or

          (ix) Cause or permit the registered offering of any of the Company's securities.

          SECTION 6.3    Officers.  The Officers of the Company shall be
                         --------
Chairman of the Board (the "Chairman"), President, Treasurer and Secretary. The Company may also have, at the discretion of the Board, such other Officers as may be appointed in accordance with this Agreement. Any number of offices may be held by the same person.

     (a)  Chairman of the Board.  The Board shall elect a Chairman, who shall
          ---------------------
preside, if present, at Board meetings and shall exercise and perform such other powers and duties as may be assigned from time to time by the Board. If there is no President, the Chairman shall in addition be the chief executive officer of the Company, and shall have the powers and duties as set forth in this Section.

     (b)  President.  Subject to the control of the Board, the President shall
          ---------
have general supervision, direction, and control over the Company's business and its officers. These managerial powers and duties include, but are not limited to, all the general powers and duties of management usually vested in the office of president of a corporation under the Delaware General Corporation Law. The President shall have other powers and duties as prescribed by the Board or in this Agreement. When the Chairman is not present, the President shall preside at all meetings of the Members and of the Board. Any Person dealing with the Company may rely on a certificate signed by the President:

          (i)  as to the identity of the Members hereunder;

          (ii) as to the existence or nonexistence of any fact or facts which constitute conditions precedent to acts by the Members or in any other manner germane to the affairs of the Company;

          (iii) as to who is authorized to execute and deliver any instrument or document on behalf of the Company;

          (iv) as to the authenticity of any copy of this Agreement and any amendments hereto; or

          (v) as to the authority of the Board of Directors, any Officer, or the Tax Matters Member to act.

     (c)  Treasurer.  Subject to the control of the Board, the Treasurer shall
          ---------
keep, or cause to be kept, adequate and correct books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and Membership Interests in accordance with the provisions of
Article IX of this Agreement. The books of account shall be open to inspection by any Director at all reasonable times. In addition, the Treasurer shall (1) deposit Company funds and other valuables in the Company's name and to its credit with depositaries designated by the Board; (2) make disbursements of Company funds as authorized by the Board; (3) render a statement of the Company's financial condition and an account of all transactions conducted as Treasurer whenever requested by the President or the Board; and (4) have other powers and perform other duties as prescribed by the Board or this Agreement. The Treasurer shall be deemed to be the Treasurer for purposes of giving any reports or executing any certificates or other documents.

     (d)  Secretary. The Secretary shall cause to be kept, minutes of all of the
          ---------
meetings of the Members and the Board. The Secretary shall cause to be kept, at the principal executive office or such other place as designated by the Board, a book of minutes of all meetings and actions of the Members, of the Board, and of committees of the Board, if any. The minutes of each meeting shall state the time and place the meeting was held; whether it was regular or special; if special, how it was called or authorized; the names of Persons present at Board or committee meetings; the number of Membership Interests present or represented at Members' meetings; an accurate account of the proceedings; and when it was adjourned.

          (i)   Notice of Meetings.  The Secretary shall give notice, or cause
                ------------------
notice to be given, of all Members' meetings, Board meetings, and meetings of committees of the Board for which notice is required by statute or by this Agreement. If the Secretary or other person authorized by the Secretary to give notice fails to act, notice of any meeting may be given by any other Officer of the Company. Any such notice may be given in writing (which may include electronic writing) reasonably designed to give proper notice to the proper parties of the intended meetings.

          (ii)  Other Duties.  The Secretary shall keep the seal of the Company,
                ------------
if any, in safe custody, and shall have such other powers and perform other duties as prescribed by the Board or by this Agreement.

     (e)  Appointment of Officers.
          -----------------------

          (i) The Officers of the Company, except for any subordinate officers appointed by Officers in accordance with this Article VI, shall be appointed annually by, and shall serve at the pleasure of, the Board.

          (ii) The Board may appoint, and may empower any other Officer to appoint, other Officers as required by the business of the Company, whose duties shall be as determined from time to time by the Board or the President.

     (f)  Removal and Resignation of Officers
          -----------------------------------

          (i) Any Officer chosen by the Board may be removed at any time, with or without cause or notice, by the Board. Subordinate Officers appointed by persons other than the Board may be removed at any time, with or without cause or notice, by the Board or by the Officer by whom such Officer was appointed. Officers may be employed for a specified term under a contract of employment if authorized by the Board; such Officers may be removed from office at any time under this Section, and shall have no claim against the Company, any individual Officer or any Director because of the removal except any right to monetary compensation to which the Officer may be entitled under the contract of employment.

          (ii) Any Officer may resign at any time by giving written notice to the Company. Resignations shall take effect on the date of receipt of the notice, unless a later time is specified in the notice. Unless otherwise specified in the notice, acceptance of the resignation is not necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company to monetary damages under any contract of employment to which the Officer is a party.

          (iii) A vacancy in any office resulting from an Officers' death, resignation, removal, disqualification, or from any other cause shall be filled in the manner prescribed in this Agreement for regular election or appointment to that office.

          SECTION 6.4    Conversion to Delaware Corporation.
                         ----------------------------------

     (a) At the discretion of a majority of the Board, the Company may be converted from a limited liability company to a corporation. The surviving corporation in a conversion event shall be taxed as a Subchapter C corporation under the Code, and such entity shall have a certificate of incorporation which the President determines is customary for Delaware corporations comparable to the Company at the time and is approved by a Majority in Interest of the Members. Upon such conversion, this Agreement shall terminate except as provided in Section 6.6 and Article XII. The Members shall take any actions and execute any documents reasonably requested by the President in connection with any such conversion.

     (b) In the event of a conversion of the Company into a corporation, each Membership Interest shall be automatically converted into conversion securities, each with the same rights to dividends, voting and distributions upon liquidation, winding up or consolidation. Each Member shall receive conversion securities representing an economic interest in such surviving corporation reasonably equivalent to each such Member's Units immediately prior to such conversion (or in the case of a merger or other consolidation, reasonably proportional in relation to such holder's Membership Interests and all other Membership Interests in the Company before such transaction), as determined by the Board in good faith. The Board's determinations in connection with the foregoing, shall be final and binding on all parties, absent manifest error.

          SECTION 6.5    Action by Written Consent.  Any action which may be
                         -------------------------
taken at a meeting of the Members may be taken without a meeting if such Members casting votes sufficient to approve such action consent thereto in writing and the Company provides notice of such action to all other Members.

          SECTION 6.6    Stockholders' Agreement.  Upon conversion of the
                         -----------------------
Company into a corporation pursuant to Section 6.4 and termination of this Agreement, the Members' rights contained in Section 3.5 and Articles IV, V, VII, XV and XVI this Agreement shall survive and be incorporated into a stockholders' agreement which shall be in a form as shall be determined by the Board as providing reasonably equivalent rights to, and obligations of, each of the holders of each series or class of Members.

                   ARTICLE VII  --  COVENANTS OF THE COMPANY
                                    ------------------------

          SECTION 7.1    Delivery of Financial Statements.  The Company shall
                         --------------------------------
deliver to each Series A Member and Class A Member:

     (a) As soon as practicable, but in any event within 90 days after the end of each Fiscal Year, a consolidated income statement of the Company and its subsidiaries, if any, for such fiscal year, a consolidated balance sheet of the Company and its subsidiaries, if any, and a statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, in each case in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, and certified by an independent public accounting firm of nationally recognized standing selected by the Company and reasonably acceptable to the Series A Member;

     (b) As soon as practicable, and in any event within 45 days after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, if any, and a statement of cash flows for such period, in each case in reasonable detail, prepared in accordance with GAAP consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's operating plan then in effect and approved by the Board, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP;

     (c) As soon as practical after the end of each month, and in any event within 30 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, and a statement of cash flows for such period, in each case in reasonable detail, prepared in accordance with GAAP consistently applied, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's operating plan then in effect and approved by the Board;

     (d) Annually (and in any event no later than ten days after adoption by the Board) the financial plan of the Company, in such manner and form as approved by the Board, which shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year. Any material changes in such business plan shall be delivered to the Members as promptly as practicable after such changes have been approved by the Board;

     (e) As soon as practicable, but in any event 30 days prior to the end of each fiscal year, an operating budget for the next fiscal year approved by the Board;

     (f) Within five business days of discovery, notification of any material non-compliance with any material agreement (except if such non-compliance has been corrected within such five-day period);

     (g) As soon as practicable after transmission or occurrence and in any event within ten days thereof, copies of any reports or communications delivered to any class of Members or broadly to the financial community; and

     (h) With reasonable promptness, such other information and date with respect to the Company and its subsidiaries as Series A Member may from time to time reasonably request.

          SECTION 7.2    Additional Information and Rights.
                         ---------------------------------

     (a) The Company will permit any Member, so long as such Member (or its representative) owns a Fully-Diluted Percentage Interests of 5% or greater to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as such Member may reasonably request.

     (b) The provisions of Section 7.1 and this Section 7.2 shall not be in limitation of any rights which the Series A Member may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are formed or are incorporated.

          SECTION 7.3    Compliance with Laws.  The Company and all its
                         --------------------
subsidiaries shall comply with all applicable laws, rules, regulations and orders relating to the conduct of their businesses or to their properties or assets.

          SECTION 7.4    Option Plan.  The Company will not, without the
                         -----------
approval of the Board, issue any Units, or grant an option or rights to subscribe for, purchase or acquire any Units, to any employee, officer or director of the Company or a subsidiary except for the issue of up to 176,471 Class B Common Units under the Company's 2001 Option Plan. Each acquisition of any Class B Common Units or any option or right to acquire any Class B Common Units by an employee, officer or director of the Company will be conditioned upon the execution and delivery by the Company and such employee, officer or director of an agreement substantially in a form approved by the Board.

          SECTION 7.5    Negative Covenants.  The Company covenants and agrees
                         ------------------
that, so long as the Series A Member owns 20% of the Fully-Diluted Percentage Interests, the Company will not do any of the following without the consent of the Series A Member, which consent shall not be unreasonably withheld:

     (a)  Dispositions.  Convey, sell, lease, transfer or otherwise dispose of
          ------------
(collectively, a "Disposition"), or permit any of its subsidiaries to Dispose, all or any part of its business or property, other than Dispositions (i) of inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Company or its subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete equipment.

     (b)  Changes in Business, Ownership, Management or Business Locations.
          ----------------------------------------------------------------
Engage in any business other than the businesses currently engaged in by the Company and any business substantially similar or related thereto (or incidental thereto).

     (c)  Mergers or Acquisitions.  Merge or consolidate, or permit any of its
          -----------------------
subsidiaries to merge or consolidate, with or into any other business organization or entity, or acquire, or permit any of its subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

     (d)  Indebtedness.  Create, incur, assume or be or remain liable with
          ------------
respect to any indebtedness in excess of $100,000 whether senior, subordinated, secured or unsecured, or permit any subsidiary so to do, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board or for trade accounts of the Company or any subsidiary arising in the ordinary course of business.

     (e)  Encumbrances. Create, incur, assume or suffer to exist any Encumbrance
          ------------
with respect to any of its property, or assign or otherwise convey any right to receive income, or permit any of its subsidiaries so to do, except for Encumbrances existing on the date hereof, including without limitation pursuant to the Revenue Sharing Agreement dated as ___________, 2000 between the Company and the Class A Member, created after the date hereof pursuant to agreements in effect on the date hereof, or created in the ordinary course of business.

     (f)  Distributions.  Pay any Distribution or payment on account of or in
          -------------
redemption, retirement or purchase of any Unit.

     (g)  Investments.  Directly or indirectly acquire or own, or make any
          -----------
Investment (as defined below) in or to any Person, or permit any of its subsidiaries so to do. "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     (h)  Transactions with Affiliates.  Without the approval of the
          ----------------------------
disinterested members of the Board, engage in any loans, leases, contracts or other transactions with any Member, Director, Officer or key employee of the Company, or any member of any such person's immediate family, including the parents, spouse, children and other relatives of any such person, on terms less favorable than the Company would obtain in a transaction with an unrelated party, as determined in good faith by the Board.

          SECTION 7.6    Affirmative Covenants.  The Company covenants and
                         ---------------------
agrees to do the following:

     (a)  Prompt Payment of Taxes.  The Company will promptly pay and discharge,
          -----------------------
or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company will promptly pay or cause to be paid when due, or in conformance with customary trade terms or otherwise in accordance with policies related thereto adopted by the Board, all other indebtedness incident to operations of the Company.

     (b)  Maintenance of Properties and Leases.  The Company will keep its
          ------------------------------------
properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its subsidiaries will at all times comply with each material provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operations of the Company.

     (c)  Insurance.  Except as otherwise decided in accordance with policies
          ---------
adopted by the Board, the Company will keep its assets and those of its subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

     (d)  Accounts and Records.  The Company will keep true records and books of
          --------------------
account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

     (e)  Independent Accountants.  The Company will retain independent public
          -----------------------
accountants of recognized national standing who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants so selected, or any firm of independent public accountants hereafter employed by the Company, are terminated, the Company will promptly thereafter notify the Series A Member and will request the firm of independent public accountants whose services are terminated to deliver to the Series A Member a letter from such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company will promptly thereafter engage another firm of independent public accountants of recognized national standing. In its notice to the Series A Member, the Company shall state whether the change of accountants was recommended or approved by the Board or any committee thereof.

     (f)  Maintenance of Existence. The Company shall maintain in full force and
          ------------------------
effect its existence, rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by the Company to be necessary to the conduct of their business.

     (g)  Proprietary Information and Inventions Agreements.  The Company will
          -------------------------------------------------
cause each person now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement substantially in the form approved by the Board.

     (h)  Extension of Credit. The Company shall not, without the prior approval
          -------------------
of the Board, extend credit by any method or in any form or manner, other than open account credit extended to customers in the ordinary course of business.

     (i)  Compensation of Employees.  The Company shall not, without the prior
          -------------------------
approval of the Board, compensate any of its employees, including officers, in an annual amount greater than $180,000.

       ARTICLE VIII  --  ANNUAL MEETINGS; RECORD DATE; VOTING AGREEMENTS
                         -----------------------------------------------

          SECTION 8.1    Annual Meetings.  A meeting of the Members shall be
                         ---------------
held annually for selection of the members of the Board and to apprise the Members of the status of the business of the Company. The annual meetings shall be held at such place (within or without the State of Delaware), date, and hour as shall be designated by the President in a written notice stating the place, date, and time of the annual meeting and which shall be delivered no fewer than ten and no more than 60 days before the date of the meeting but in any event within the limits of the DLLCA. The Members may participate in a meeting of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear or otherwise interactively communicate with each other, and such participation shall constitute presence in person at such meeting.

          SECTION 8.2    Record Date.  For the purpose of determining the
                         -----------
Members entitled to either notice of any annual meeting or payment of any Distribution, or of making a determination of the Members for any other purpose, the date five days prior to the date on which notice of the meeting is mailed or the date on which the resolution declaring the Distribution is adopted or the date of determination of Members for any other purpose shall be the record date for making such a determination.

          SECTION 8.3    Voting Agreements.  An agreement between two or more
                         -----------------
Members, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the Voting Interest held by them shall be voted as therein provided, or as they may agree, or as determined in accordance with a procedure agreed upon by them.

      ARTICLE IX  --  BOOKS AND RECORDS; RIGHT OF INSPECTION; TAX MATTERS
                      ---------------------------------------------------

          SECTION 9.1    Books and Records.  The Company shall keep complete and
                         -----------------
accurate books and records in accordance with the Company's accounting policies consistently applied relating to transactions with respect to the Company. The Company shall also keep the following books and records at the Company's principal office: (a) a current list of the full name and last known business, residence, or mailing address of each Member; (b) a copy of the Certificate of Formation and of this Agreement (as well as any signed powers of attorney pursuant to which any such document was executed); (c) a copy of the Company's federal, state and local income tax returns and reports, and annual financial statements of the Company, for all Fiscal Years as to which the applicable statute of limitations have not run; and (d) minutes, or minutes of action (or of written consent without a meeting), of every meeting of the Members.

          SECTION 9.2    Information.  Each Member has the right to obtain from
                         -----------
the Company: (i) a current list of the full name and last known business, residence, or mailing address of each Member; (ii) a copy of the Certificate of Formation and of this Agreement; (iii) a copy of the Company's federal, state, and local income tax returns and reports, and annual financial statements of the Company, for all Fiscal Years as to which the applicable statute of limitations have not run; and (iv) minutes (or written consents without a meeting) of every meeting (or action taken by consent) of the Members.

          SECTION 9.3    Tax Returns.  The Company, at its expense, shall cause
                         -----------
the preparation and timely filing (including extensions) of all tax returns required to be filed by the Company pursuant to the Code as well as all other required state and local tax returns in each jurisdiction in which the Company is required to file tax returns. The Company shall provide each Member, within 75 days after the end of each Fiscal Year, or as soon as practicable thereafter, a copy of the Company's informational federal income tax return for such Fiscal Year and such other information as is reasonably necessary to enable the Members to comply with their tax reporting requirements.

          SECTION 9.4    Tax Elections.  The Company shall make and revoke such
                         -------------
tax elections as the Board shall approve from time to time. In addition, if, during the taxable year, any Member transfers all or any portion of its Membership Interest, by sale or exchange, then, upon the timely written request of the transferee, the Board may elect, pursuant to Section 754 of the Code, to adjust the basis of the Company property as permitted by Sections 734 and 743 of the Code. The election shall be filed with the Company's income tax return for the first Fiscal Year to which the election applies.

          SECTION 9.5    Tax Matters Member.
                         ------------------

     (a) The Class A Member shall be the initial Tax Matters Member under (S) 6231(a)(7) of the Code. Each of the Members hereby consents to such designation and agrees to take any such further action as may be required by the Treasury Regulations or otherwise to effectuate such designation. If the Class A Member is not the Tax Matters Member pursuant to this Section 9.5(a), the Member with the highest Fully-Diluted Percentage Interest shall be the Tax Matters Member. All activities of the Tax Matters Member, acting in his capacity as such, shall be subject to the approval of the Board.

     (b) The Tax Matters Member is authorized, subject to approval of the Board, to represent, at the Company's expense, the Company in connection with all examinations of the Company's affairs by any tax authorities, including resulting judicial and administrative proceedings. Each Member agrees, and each holder of a Membership Interest who is not a Member (including any Person who holds an Economic Interest in the Company) shall be deemed by virtue of its ownership of a Membership Interest to agree, that it shall furnish the Tax Matters Member with such information as the Tax Matters Member may reasonably request in order to allow the Tax Matters Member to provide the Internal Revenue Service or other taxing jurisdiction with sufficient information with respect to any such proceedings. The decisions of the Tax Matters Member shall be final and binding as to all Members except to the extent that any Member files a statement not to be bound by a settlement pursuant to Code Section 6224(c)(3). The Tax Matters Member shall furnish to the Members a copy of all notices or other written communications received by the Tax Matters Member from the Internal Revenue Service or any state or local taxing authority (except such notices or communications as are sent directly to the Members) and shall keep all Members fully informed of the progress of any audits, examinations, or other tax proceedings.

          SECTION 9.6    No Partnership.  The classification of the Company as a
                         --------------
partnership shall apply only for federal (and, as appropriate, state and local) income tax purposes, and the Company shall not make an election to be treated as other than a partnership for income tax purposes under (S)301.7701-3(c) of the Treasury Regulations. This characterization, solely for tax purposes, does not create or imply a general partnership among the Members for state law or any other purpose. The Members acknowledge the status of the Company as a limited liability company formed under the DLLCA.

                ARTICLE X  --  CAPITAL ACCOUNTS AND ALLOCATIONS
                               --------------------------------

          SECTION 10.1   Maintenance.  Each Member agrees that a single capital
                         -----------
account (each a "Capital Account") shall be established and maintained for each Member and shall be credited, charged, and otherwise adjusted as provided in this Article X and as required by the regulations promulgated under (S)704(b) of the Code (the "(S)704(b) Regulations"). The Capital Account of each Member shall be:

     (a) credited with (i) each Capital Contribution made by such Member, (ii) such Member's allocable share of Net Profits and other items of income and gain of the Company, including items of income and gain exempt from tax, and (iii) all other items properly credited to the Capital Account of such Member as required by the (S)704(b) Regulations; and

     (b)  charged with (i) each Distribution made to such Member by the Company,
(ii) such Member's allocable share of Net Losses and other items of loss and deduction of the Company, including items of loss and deduction non-deductible for tax purposes, and (iii) all other items properly charged to the Capital Account of such Member as required by the (S)704(b) Regulations.

          The provisions of this Section 10.1 relating to maintenance of Capital Accounts have been included in this Agreement to comply with Section 704(b) of the Code and the 704(b) Regulations and shall be interpreted and applied in a manner consistent with those provisions.

          SECTION 10.2   Allocation of Net Profits and Net Losses.  Except as
                         ----------------------------------------
otherwise provided in this Agreement, items of income, gain, loss and deductions of the Company shall be allocated among the Members in pro rata in accordance with their respective Percentage Interests (and as if the Series A Preferred Units were fully converted).

          SECTION 10.3   Special Allocations.
                         -------------------

     (a) Subject to the exceptions stated in Treasury Regulation Sections 1.704-2(f) and 1.704-2(i)(4), if there is a net decrease in Company Minimum Gain or Member Nonrecourse Debt Minimum Gain during a Fiscal Year, each Member will be specially allocated items of income and gain for Capital Account purposes for such year (and, if necessary, for subsequent years) in an amount equal to such Member's share of such net decrease during such year (which share of such net decrease will be determined under Treasury Regulations Sections 1.704-2(g)(2) and 1.704-2(i)(5)). The Members intend that this Section 10.3(a) comply with the minimum gain chargeback requirements in such Treasury Regulations Sections and will be interpreted consistently therewith.

     (b) Any Nonrecourse Deductions will be allocated to the Members in proportion to their Percentage Interest (and as if the Series A Preferred Units were fully converted).

     (c) Any Member Nonrecourse Deductions will be allocated to the Members as provided in Treasury Regulation Section 1.704-2(i)(1).

     (d) If any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4),(5) or (6) (modified as appropriate, by Treasury Regulations
Section 1.704-2(g)(1) and 1.704-2(i)(5)), items of Company income and gain for Capital Account purposes for such Fiscal Year will be specially allocated to the Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, any deficit balance in the Adjusted Capital Account of the Member as quickly as possible, provided, that an allocation pursuant to this Section 10.3(d) will be made if and only to the extent that the Member would have an Adjusted Capital Account deficit after all other allocations provided for in this Agreement have been tentatively made as if this Section 10.3(d) were not in the Agreement.

     (e) Notwithstanding the foregoing provisions of Section 10.2 and Section 10.3, a Member will not be allocated any item of loss or deduction if such allocation would cause or increase a deficit balance in such Member's Adjusted Capital Account. Instead, such item of loss or deduction will be allocated to the Members entitled to receive such allocation under Treasury Regulation
Section 1.704 in proportion to their respective Percentage Interest.

     (f) To the extent any adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, appropriate adjustments to the Capital Accounts shall be made.

     (g) The allocations stated in Sections 10.3(a) through (f) above (the "Regulatory Allocations"), are intended to comply with certain requirements of the Treasury Regulations. Notwithstanding the provisions of Section 10.3, the Regulatory Allocations can be taken into account in allocating other items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member will be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.

          SECTION 10.4   Tax Allocations.
                         ---------------

     (a) All items of income, gain, loss or deduction for federal, state and local income tax purposes will be allocated in the same manner as the corresponding "book" items are allocated under Sections 10.2, 10.3 or 10.4; provided, however, in the case of any Company asset the Gross Asset Value of which differs from its adjusted tax basis for federal income tax purposes, income, gain, loss and deduction with respect to such asset will, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in accordance with the principles of Sections 704(b) and 704(c) of the Code (in any permissible manner determined by the Board).

     (b) Any elections or other decisions relating to the foregoing tax allocations will be made by the Board in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section
10.4 are solely for tax purposes and will not affect the computation of any Member's Capital Account, except as otherwise required under the Code.

          SECTION 10.5   Allocation Between Assignor and Assignee.  The portion
                         ----------------------------------------
of the income, gain, losses and deductions of the Company for any Fiscal Year during which an Interest is assigned by a Member (or by an assignee or successor in interest to a Member), that is allocable with respect to such Interest will be apportioned between the assignor and the assignee of the Interest on whatever reasonable, consistently applied basis selected by the Board and permitted by the applicable Treasury Regulations under Section 706 of the Code.

          SECTION 10.6   Tax Reporting.  The Members are aware of the income tax
                         -------------
consequences of the allocations made by this Article X and hereby agree to be bound by the provisions of this Article X in reporting their Company income and loss for income tax purposes.

          SECTION 10.7   Profit Shares.  Solely for purposes of determining a
                         -------------
Member's proportionate share of the Company's "excess nonrecourse liabilities," as defined in Treasury Regulation Section 1.752-3(a), the Members' interests in Company profits will be deemed to be in proportion to their relative Capital Contributions.

                         ARTICLE XI  --  DISTRIBUTIONS
                                         -------------

          SECTION 11.1   Distributions.  Distributions, other than during a
                         -------------
Liquidation, shall, from time to time until Dissolution be made in such amounts and at such times, if any, as the Board shall determine. Distributions shall be made to the Members pro rata in accordance with their respective Percentage Interests (and including the Series A Member pursuant to Section 5.1).

          SECTION 11.2   Withholding.
                         -----------

     (a) If required by the Code or by state, local, or foreign law, the Company shall withhold any required amount from Distributions to a Member for payment to the appropriate taxing authority. Any amount so withheld from a Member shall be treated as a Distribution by the Company to such Member. Each Member agrees to timely file any document that is required by any taxing authority in order to avoid or reduce any withholding obligation that would otherwise be imposed on the Company.

     (b) To the extent any amount that is required to be withheld with respect to a Member and paid over to an appropriate taxing authority exceeds the amounts distributed or deemed distributed to such Member in respect of such withholding, such excess amounts paid to the taxing authority in respect of such withholding shall be treated as a loan to such Member that is payable on demand.

                       ARTICLE XII  --  INDEMNIFICATION
                                        ---------------

          SECTION 12.1   Indemnification by Company.  Any Person who was or is a
                         --------------------------
Member, Director, Officer, employee, or other agent of the Company, or was or is serving at the request of the Company as a director, officer, employee, or other agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise (collectively, the "Indemnified Party") shall, in accordance with this Article XII, be indemnified and held harmless by the Company from and against any and all losses, claims, damages, liabilities, expenses (including reasonable legal and other professional fees and disbursements), judgments, fines, settlements, and other amounts incurred (collectively, the "Indemnification Obligations") in connection with any and all claims, demands, actions, suits, or proceedings (civil, criminal, administrative, or investigative), actual or threatened, in which such Indemnified Party may be involved, as a party or otherwise, by reason of such Indemnified Party's service to, or on behalf of, or management of the affairs of, the Company, or rendering of advice or consultation with respect thereto, whether or not the Indemnified Party continues to be serving in the above-described capacity at the time any such Indemnification Obligation is paid or incurred. Notwithstanding the foregoing, no indemnification shall be provided by the Company with respect to any Indemnification Obligation that resulted from action or inaction of such Indemnified Party that, in each case, constituted gross negligence, willful misconduct, a breach of the Indemnified Party's fiduciary duty or duty of loyalty to the Company, or an act (a) that was not in good faith, (b) that involved a knowing violation of law, or (c) from which the Indemnified Party derived an improper personal benefit. The Company shall also indemnify and hold harmless any Indemnified Party from and against any Indemnification Obligation suffered or sustained by such Indemnified Party by reason of any action or inaction of any employee, broker, or other agent of such Indemnified Party, whether or not the Indemnified Party continues to be serving in the above-described capacity at the time any such Indemnification Obligation is paid or incurred, provided, that such employee, broker, or agent
                                --------
was selected, engaged, or retained by such Indemnified Party with reasonable care. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that such Indemnification Obligation resulted from the gross negligence or willful misconduct of such Indemnified Party. Expenses (including reasonable legal and other professional fees and disbursements) incurred in any proceeding shall be paid by the Company, as incurred, in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such Indemnified Party to repay such amount if it shall ultimately be determined that such Indemnified Party is not entitled to be indemnified by the Company as authorized hereunder.

          SECTION 12.2   Indemnification Not Exclusive.  The indemnification
                         -----------------------------
provided by Section 12.1 shall not be deemed to be exclusive of any other rights to which each Indemnified Party may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in such Indemnified Party's official capacity and to action in another capacity, and shall continue as to such Indemnified Party who has ceased to have an official capacity for acts or omissions during such official capacity or otherwise when acting at the request of the Company, or any Person granted authority thereby, and shall inure to the benefit of the heirs, successors, and administrators of such Indemnified Party.

          SECTION 12.3   Insurance on Behalf of Indemnified Party.  The Company
                         ----------------------------------------
shall have the power but not the obligation to purchase and maintain insurance on behalf of each Indemnified Party, at the expense of the Company, against any liability which may be asserted against or incurred by him in any such capacity, whether or not the Company would have the power to indemnify the Indemnified Parties against such liability under the provisions of this Agreement.

          SECTION 12.4   No Agency.  No Member acting solely in the capacity of
                         ---------
a Member is an agent of the Company, nor can any Member acting solely in the capacity of a Member bind the Company or execute any instrument on behalf of the Company. Accordingly, each Member shall indemnify, defend, and hold harmless each other Member and the Company from and against any and all loss, cost, expense, liability, or damage arising from or out of any claim based upon any action by such Member in contravention of the first sentence of this Section
12.4. The foregoing indemnification by a Member shall not be deemed to be exclusive of any other rights to which the party indemnified thereby may be entitled under any agreement, as a matter of law, or otherwise.

          SECTION 12.5   Indemnification Limited by Law.  Notwithstanding any of
                         ------------------------------
the foregoing to the contrary, the provisions of this Article XII shall not be construed so as to provide for any indemnification for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified, or limited under applicable law, but shall be construed as to effectuate the provisions of this Article XII to the fullest extent permitted by law.

          SECTION 12.6   Amendment of Agreement.  The indemnification provided
                         ----------------------
for in this Article XII shall apply as written here to acts occurring prior to any amendment of this Agreement, notwithstanding such amendment to this Agreement.

                         ARTICLE XIII  --   DISSOLUTION
                         -----------------  -----------

          SECTION 13.1   Dissolution.  Dissolution of the Company shall occur
                         -----------
upon the happening of any of the following events:

     (a)  the affirmative vote of a Majority in Interest of the Members;

     (b) the entry of a decree of judicial dissolution under Section 18-802 of the DLLCA; or

     (c)  pursuant to Section 3.5(a)(iii).

          SECTION 13.2   Withdrawal of a Member.  No Member shall have the right
                         ----------------------
or power to withdraw from the Company.

                         ARTICLE XIV  --  LIQUIDATION
                                          -----------

          SECTION 14.1   Liquidation.  Upon Dissolution of the Company, the
                         -----------
Company shall immediately proceed to wind up its affairs and liquidate. A reasonable time shall be allowed for the orderly Liquidation of the Company and the discharge of liabilities to creditors so as to enable the Company to minimize any losses attendant upon Liquidation. Any gain or loss on disposition of any Company assets in Liquidation shall be allocated among the Members and credited or charged to Capital Accounts in accordance with the provisions of this Agreement. Until the filing of the certificate of dissolution under
Section 14.4 and without affecting the liability of Members or imposing liability on the liquidating trustee, the Board may settle and close the Company's business, prosecute and defend suits, dispose of its property, discharge or make provision for its liabilities, and make Distributions in accordance with the priorities set forth in Section 14.2.

          SECTION 14.2   Priority of Payment.  The assets of the Company shall
                         -------------------
be distributed in Liquidation in the following order:

     (a) To creditors, including Members who are creditors, by the payment or provision for payment of the debts and liabilities of the Company and the expenses of Liquidation;

     (b) To the setting up of any reserves that the Board determines is reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company;

     (c) After determining that all known debts and liabilities of the Company in the process of winding-up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed in accordance with the priorities set forth in Section 5.2;

     (d) Liquidating distributions shall be made by the end of the Company's taxable year in which the Company is liquidated, or, if later, within 90 days after the date of such liquidation. It is intended that the distributions set forth in this Section 14.2(c) comply with the intention of Treasury Regulations
Section 1.704-1(b)(2)(ii)(b)(2) that liquidating distributions to Members be made in accordance with positive Capital Accounts. However, if the balances in the Capital Accounts do not result in such requirement being satisfied, no change in the amounts of distributions pursuant to said Sections shall be made; rather, items of income, gains, loss, deduction, and credit shall be reallocated among the Members so as to cause the balances in the Capital Accounts to be in the amounts necessary so that, to the extent possible, such result is achieved; and

     (e) Notwithstanding anything in this Section 14.2 to the contrary, the Basic Technology (as defined in the Revenue Sharing Agreement dated as of September 4, 2000 between the Company and the Class A Member) is subject to a reversionary interest upon Liquidation or Dissolution of the Company and such Basic Technology shall be assigned, transferred and conveyed to the initial Class A Member upon such events prior to any other distributions made pursuant to Section 14.2(b) or (c) and shall not be deemed to be an asset of the Company for purposes of this Section 14.2.

          SECTION 14.3   Liquidating Reports.  A report shall be submitted with
                         -------------------
each liquidating Distribution, showing the collections, disbursements and Distributions during the period which is subsequent to any previous report. A final report, showing cumulative collections, disbursements, and Distributions, shall be submitted upon completion of the liquidation process.

          SECTION 14.4   Certificate of Dissolution.  Within 90 days following
                         --------------------------
the Dissolution of the Company and the commencement of winding up of its business, or at any other time there are no Members, the Company shall file a certificate of dissolution (to cancel the Certification of Formation) with the Secretary of State of the State of Delaware pursuant to the DLLCA. At such time, the Company shall also file an application for withdrawal of its certificate of authority in any jurisdiction where it is then qualified to do business.

          SECTION 14.5   Deficit Capital Account.  Upon a liquidation of the
                         -----------------------
Company within the meaning of (S)1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Member has a negative Capital Account (after giving effect to all contributions, Distributions, allocations, and other adjustments for all Fiscal Years, including the Fiscal Year in which such liquidation occurs), the Member shall have no obligation to make any Capital Contribution, except as otherwise expressly required by the DLLCA, and the negative balance of any Capital Account shall not be considered a debt owed by the Member to the Company or to any other person for any purpose.

          SECTION 14.6   Nonrecourse to Other Members.  If the assets of the
                         ----------------------------
Company remaining after the payment or discharge of the debts and liabilities of the Company are insufficient to return any Capital Contribution of any Member, such Member shall have no recourse against any other Member.

                    ARTICLE XV  --   TRANSFER RESTRICTIONS
                                     ---------------------

          SECTION 15.1   Member's Obligations.  If any Member (the "Transferring
                         --------------------
Member") proposes to make a Transfer of Units, such Transferring Member shall comply with the terms and conditions of this Article XV at any time prior to a Qualified IPO.

          SECTION 15.2   Sale Notice.  Prior to making a Transfer of Units, the
                         -----------
Transferring Member shall give at least 60 days' prior written notice (the "Sale Notice") to the Company and any non-Transferring Member (the "Non-Transferring Member") (a) identifying (i) the type and amount of Units to be sold (the "Offered Units"), (ii) the price at which the Transferring Member proposes to Transfer the Offered Units (the "Offer Price") and (iii) the proposed closing date for the Transfer (which date shall be not less than 60 days and not more than 90 days after the date of the Sale Notice), (b) describing any other terms and conditions of such proposed Transfer, and (c) identifying each prospective transferee.

          SECTION 15.3   Co-Sale/Tag-Along Rights.  Any Member may, within 20
                         ------------------------
days of the receipt of the Sale Notice, give written notice (each, a "Co-Sale Notice") to the Transferring Member that such Non-Transferring Member wishes to participate in such proposed Transfer upon the terms and conditions set forth in the Sale Notice, which Co-Sale Notice shall specify the Offered Units such Non-Transferring Member desires to include in such proposed Transfer.

     (a) If the Transferring Member does not receive any timely Co-Sale Notices with respect to the Transfer proposed in the Sale Notice, then the Transferring Member may Transfer such Offered Units on the terms and conditions set forth in the Sale Notice at any time within 30 days after expiration of the 20-day period for giving Co-Sale Notices with respect to such Transfer. Any Offered Units not Transferred by the Transferring Member during such 30-day period will again be subject to the provisions of this Section 15.3 upon subsequent Transfer. Should the Transferring Member receive one or more timely Co-Sale Notices, then the Transferring Member shall use all reasonable efforts to cause the prospective transferee(s) to agree to acquire all such additional Units on the same terms and conditions as applicable to the Offered Units. If the prospective transferee(s) is unwilling or unable to acquire all such additional Units upon such terms, then the Transferring Member may elect either to cancel such proposed Transfer or to allocate the maximum number of Units that the prospective transferee(s) is willing to purchase among the Transferring Member and each Non-Transferring Member that gave timely Co-Sale Notices in the proportion of the Fully-Diluted Percentage Interests owned by each such Non-Transferring Member bears to the Fully-Diluted Percentage Interests owned by all such Non-Transferring Members (not to exceed, however, with respect to any such Non-Transferring Member, the amount of Offered Units proposed to be transferred in such Non-Transferring Member's Co-Sale Notice, as the case may be) and to consummate such Transfer on those terms.

     (b) Notwithstanding the provisions of this Section 15.3, the Class A Member shall be subject to Section 15.3 for the three year period after the Effective Date. After the end of such three year period, one-third of any Units held by the Class A Member at such time shall become cumulatively excluded from the provisions of Section 15.3 per year over the next three years.

          SECTION 15.4   Right of First Refusal.  After receipt of the Sale
                         ----------------------
Notice, each of the Company and the Non-Transferring Member (each an "ROFR Offeree") may give written notice (a "Notice of Exercise"), within the time periods and in the priority specified below, to the Transferring Member that such ROFR Offeree wishes to exercise the right to purchase at the Offer Price all but not less than all of the Offered Units. The right of the ROFR Offerees pursuant to this Section 15.4 shall terminate if the ROFR Offerees have not delivered one or more Notices of Exercise relating, in the aggregate, to all of the Offered Units within 20 days after the Company's receipt of the Sale Notice.

     (a) The Sale Notice shall constitute an offer to sell the Offered Units to the ROFR Offerees in the following priority: (i) the Company shall be given the first right to elect to acquire the Offered Units; and (ii) to the extent the Company fails to elect to acquire all of the Offered Units, any Non-Transferring Member may elect to acquire the Offered Units.

     (b) Within 20 days after receipt of the Sale Notice, the Company may elect to purchase, at the price and on the terms specified in the Sale Notice, all of the Offered Units by delivering a written notice of exercise to the Members.

     (c) If the Company elects not to purchase the Offered Units, the Company shall provide written notice (the "Company Notice") to the Non-Transferring Members within 20 days following the receipt of the Sale Notice that the Company has not elected to purchase all or any of the Offered Units. Within 20 days following the receipt of the Company Notice, the Non-Transferring Members shall have the right to purchase or obtain, at the price and on the terms specified in the Sale Notice, such remaining Units (the "Remaining Interests"). The Non-Transferring Members shall exercise its right to purchase or obtain the Remaining Interests by giving written notice thereof to the Transferring Member within five Business Days after receipt by the Non-Transferring Members of the Company Notice.

     (d) If the Offer Price, or a portion of the Offer Price, involves consideration other than cash, the ROFR Offerees shall have the right to purchase the Offered Units for a cash amount equal to the sum of the portion of such consideration which is cash plus the Cash Value (as defined below) of the non-cash consideration. For purposes of this Section 15.4, "Cash Value" shall mean, in the case of securities which are quoted on any national securities exchange, cash in an amount equal to the average of the last reported sales price on such exchange for such securities for the five trading days prior to the date of the Sale Notice and, in the case of securities or other property for which there is no such readily available market price, an amount equal to the fair market value of such securities or property as determined in good faith by the Board.

     (e) If the ROFR Offerees exercise their rights to purchase a portion of the Offered Units in accordance with Section 15.4, then the Transferring Member must sell such portion of the Offered Units to such party or parties.

     (f) At the closing of the purchase of the Offered Units, the Transferring Member shall deliver to the applicable ROFR Offerees certificates evidencing the Offered Units, duly endorsed, or accompanied by written instruments of transfer in form reasonably satisfactory to the applicable ROFR Offerees, duly executed by the Transferring Member, free and clear of any Encumbrances, against payment of the purchase price therefor in cash. The closing date shall be the date specified by the Transferring Member in the Sale Notice or such other date as is mutually agreed upon by the appropriate parties.

     (g) The Transferring Member may, during the 180-day period following the expiration of the period in which a notice of exercise may be given, sell or enter into an agreement to sell the Offered Units to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Sales Notice. If the Transferring Member does not enter into an agreement for the sale of the Offered Units within such period, or if such agreement is not consummated within 90 days of the execution thereof, the right provided in this Section 15.4 shall be deemed to be revived and such Offered Units shall not be offered unless first reoffered to the Company and the Non-Transferring Members in accordance with this Article XV.

          SECTION 15.5   Securities Act Compliance.  No Units may be Transferred
                         -------------------------
by a Member (other than pursuant to an effective registration statement under the Securities Act) unless such Member first delivers to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such Transfer is not required to be registered under the Securities Act.

          SECTION 15.6   Permitted Transfers.  Notwithstanding Sections 15.3 and
                         -------------------
15.4, a Member may Transfer or cause to be transferred all or any portion of such Member's Units: (i) to any person with the consent of the Company (including, but not limited to, a sale by public offering); (ii) to any person in the Family Group of the Member; (iii) by will or by the laws of descent and distribution; (iv) by pledge to secure a bona fide loan made by a lending institution; and (v) as part of any combination, exchange, merger, consolidation, redemption, retirement, recapitalization, or reorganization generally affecting the Units (or any class or series of Units) (each of (i) through (v), a "Permitted Transfer").

          SECTION 15.7   Transferees Bound by Agreement.  Subject to compliance
                         ------------------------------
with the other provisions of this Article XV, a Member may Transfer any Units held by such Member in accordance with applicable law; provided, however, that the transferee of such security shall be bound by all the terms and provisions of this Agreement and no Transfer shall be valid or a permitted transfer unless such transferee consents in writing to be bound by the terms of this Agreement applicable to Members.

          SECTION 15.8   Transfers in Violation of Agreement.  Any Transfer or
                         -----------------------------------
attempted Transfer of any Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books nor treat any purported transferee of such Units as the owner of such Units for any purpose.

          SECTION 15.9   Series A Member's Drag Along Right.  In connection with
                         ----------------------------------
a sale to a third party by the Series A Member of all Units owned by the Series A Member, at the Series A Member's election and in its sole discretion, the Series A Member shall have the right to cause all other Members to sell their Units in such sale to such third party upon the same terms and conditions as the sale by the Series A Member to such third party; provided, that such other Members receive all cash consideration and are not required to make representations and warranties other than regarding their authority to transfer their Units and the lack of Encumbrances with respect to the Units.

                     ARTICLE XVI  --   REGISTRATION RIGHTS
                                       -------------------

          SECTION 16.1   Request for Registration.
                         ------------------------

     (a) If the Company shall receive at any time after six months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction), a written request from Holders of Registrable Securities of 5% or more of the Registrable Securities then outstanding (provided, that the Class A Member may submit a written request for less than 5% of the Registrable Securities is such amount constitutes all of Registrable Securities of the Class A Member) ("Initiating Holders"), requesting that the Company file a registration statement under the Securities Act covering the registration of a portion of the Registrable Securities then outstanding, then, provided, that, the Registrable Securities held by the Initiating Holders have an anticipated aggregate public offering amount of not less than $7,500,000, the Company shall:

          (i) within 15 days of the receipt thereof, give written notice of such request to all Holders of Registrable Securities; and

          (ii) effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders of Registrable Securities request to be registered, subject to the limitations of subsection 16.1.(b), within 15 days of the mailing of such notice by the Company.

     (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 16.1(a) and the Company shall include such information in the written notice referred to in subsection 16.1(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders.

In such event, the right of any Holder of Registrable Securities to include securities in such registration shall be conditioned upon the participation in such underwriting by such Holder of Registrable Securities and the inclusion of the securities of such Holder of Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder of Registrable Securities) to the extent provided herein. All Holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 16.2(b)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this section 16.1(b), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities and other holders of securities subject to registration rights which would otherwise be underwritten pursuant hereto, and the number of securities that may be included in the underwriting on behalf of each Holder of Registrable Securities shall be allocated on a pro-rata basis among the selling holders according to the total number of securities held by each such selling holder and entitled to inclusion therein on the basis of a registration rights agreement with the Company; provided, however, that the number of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration. For purposes of allocating securities to be included in any offering, for any selling holder which is a partnership or Company, the "affiliates" (as defined in Rule 405 under the Securities Act), partners, retired partners and shareholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling holder," and any pro-rata reduction with respect to such "selling holder" shall be based upon the aggregate amount of Units carrying registration rights owned by all entities and individuals included in such "selling holder," as defined in this sentence. To facilitate the allocation of Units in accordance with the above provisions, the Company may round the number of Units allocated to any Holder of Registrable Securities to the nearest 100 Units.

     (c) Notwithstanding the foregoing, if the Company shall furnish to Holders of Registrable Securities requesting a registration statement pursuant to this
Section 16.1, a certificate signed by the President stating that in the good faith judgment of the Board of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than twice in any twelve-month period.

     (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 16.1:

          (i) after the Company has effected two registrations pursuant to this Section 16.1 and such registrations have been declared or ordered effective; provided that, a registration shall not count against this limitation in the event the number of Registrable

Securities to be include in the registration has been reduced by more than one-third of the original number of Registrable Securities for which registration was sought;

          (ii) during the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, (x) a previous registration subject to this
Section 16.1, (y) the Company's initial registered offering of its securities to the general public (other than a registration statement relating to either the sale of securities to employees of the Company pursuant to an option or similar plan or an Rule 145 transaction) or (z) a previous registration subject to
Section 16.2 of this Agreement; provided that, the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

          (iii) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process, unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act; or

          (iv) If the Initiating Holders propose to dispose of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 16.3 below.

          SECTION 16.2   Company Registration.
                         --------------------

     (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for holders other than the Holders of Registrable Securities) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company option plan, a registration pursuant to a Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Units being registered is Units issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within fifteen (15) days after mailing of such notice by the Company, the Company shall, subject to the provisions of paragraph 16.2(b) below, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

     (b) In connection with any offering involving an underwriting of securities, the Company shall not be required under this Section 16.2 to include any of the securities of such Holders of Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering, but in no event shall (i) the amount of securities of the selling Holders of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the Holders of Registrable Securities may be excluded entirely if the underwriters make the determination described above and no other holder's securities are included or (ii) notwithstanding (i) above, any Units being sold by a holder exercising a demand registration right pursuant to
Section 16.1 be excluded from such offering. Allocation of securities to be sold in any such offering shall be made on a pro-rata basis among the selling holders according to the total number of securities held by each such selling holder and entitled to inclusion therein on the basis of a registration rights agreement with the Company; provided, however, that the number of Units of Registrable Securities to be included in such offering shall not be reduced unless all other securities (other than shares to be issued by the Company) are first entirely excluded from the offering. For purposes of allocation of securities to be included in any offering, for any selling holder which is a partnership or Company, the "affiliates" (as defined in Rule 405 under the Securities Act), partners, retired partners and holders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling holder," and any pro-rata reduction with respect to such "selling holder" shall be based upon the aggregate amount of Units carrying registration rights owned by all entities and individuals included in such "selling holder," as defined in this sentence.

          SECTION 16.3   Form S-3 Registration.  In case the Company shall
                         ---------------------
receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders of Registrable Securities, the Company will:

     (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities;

     (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders of Registrable Securities joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 16.3: (1) if the Registrable Securities requested by all Holders of Registrable Securities to be registered pursuant to this Section 16.3 have an anticipated aggregate offering price to the public (before deducting any underwriter discounts, concessions or commissions) of less than $750,000; (2) if Form S-3 is not available for such offering by the Holders of Registrable Securities; (3) if the Company shall furnish to the Holders of Registrable Securities a certificate signed by the President of the Company stating that in the good faith judgment of the Board of the Company, it would be seriously detrimental to the Company and its holders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders of Registrable Securities under this Section 16.3; provided, however, that the Company shall not utilize this right more than twice in any twelve month period; (4) if the Company has, within the 12 month period preceding the date of such request, already effected two (2) or more registrations on Form S-3 for the Holders of Registrable Securities pursuant to this Section 16.3; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; and

     (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders of Registrable Securities. Registrations effected pursuant to this Section 16.3 shall not be counted as demands for registration or registrations effected pursuant to Sections 16.1 or 16.2, respectively.

          SECTION 16.4   Obligations of the Company.  Whenever required under
                         --------------------------
this Article XVI to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of Registrable Securities holding a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 90 days or, if longer, until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 90-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of securities of the Company.

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders of Registrable Securities such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders of Registrable Securities; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     (i) In the event of any underwritten public offering, cooperate with the selling Holders of Registrable Securities, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Holders of Registrable Securities or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the selling Holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

          SECTION 16.5   Furnish Information.
                         -------------------

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article XVI with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such Securities as shall be required to effect the registration of such Holder's Registrable Securities.

     (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 16.1 or Section 16.3 if, due to the operation of subsection 16.5(a), the number of Units or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of Units or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 16.1(a) or subsection 16.3(b), whichever is applicable.

          SECTION 16.6   Expenses of Demand, Company or S-3 Registration.  All
                         ------------------------------------------------
expenses (exclusive of underwriting discounts and commissions and transfer taxes) incurred in connection with registrations, filings or qualifications pursuant to this Article XVI including

(without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for all selling Holders of Registrable Securities shall be borne by the Company.

          SECTION 16.7   Delay of Registration.  No Holder shall have any right
                         ----------------------
to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article XVI.

          SECTION 16.8   Indemnification.  In the event any Registrable
                         ---------------
Securities are included in a registration statement under this Article XVI:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the constituent partners and members, or officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 16.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

     (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, severally but not jointly, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 16.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 16.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall Holder's cumulative, aggregate liability under this subsection 16.8(b), under Section 16.8(d), or under such sections together, exceed the net proceeds received by such Holder from the offering out of which such Violation arises.

     (c) Promptly after receipt by an indemnified party under this Section 16.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 16.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with one counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 16.8 unless the failure to deliver notice is materially prejudicial to its ability to defend such action. Any omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 16.8.

     (d) If the indemnification provided for in this Section 16.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and of the indemnified party on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     (f) The obligations of the Company and Holders of Registrable Securities under this Section 16.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article XVI, and otherwise.

          SECTION 16.9   Reports under the Exchange Act.  With a view to making
                         ------------------------------
available to the Holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

     (b) take such action, including the voluntary registration of its securities under Section 12 of the Exchange Act, as is necessary to enable the Holders of Registrable Securities to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

     (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

          SECTION 16.10  Assignment of Registration Rights.  The rights to cause
                         ---------------------------------
the Company to register Registrable Securities pursuant to this Article XVI may be assigned (but only with all related obligations) by a Holder to, (i) in the case of any Holder that is a partnership, limited liability company or Company, any current and former constituent partners, members, holders, affiliate funds and affiliates of that Holder, or (ii) in the case of any Holder, (x) a transferee or assignee of such securities who, after such assignment or transfer, holds at least 1% of the Fully Diluted Percentage Interest at the time of the transfer as appropriately adjusted for all splits, dividends, combinations, reclassifications and other like transactions of the Registrable Securities originally held by such transferring Holder, or all of such transferring Holder's Units if a lesser amount is transferred, (y) a transferee or assignee who is a spouse, lineal descendant, father, mother, brother or sister (each, a "Family Member") of Holder or (z) or to a trust, the
                            -------------
beneficiaries of which are exclusively the Holder and/or Family Members, provided, in each case, that: (a) the Company is, within a reasonable time after
--------                ----
such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 16.11 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of Units of Registrable Securities held by a transferee or assignee of a holder of Registrable Securities, the holdings of "affiliates" (as defined in Rule 405 under the Securities Act) of such holder, affiliated partnerships, constituent or retired partners of such partnerships (as well as Family Members of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with such partnership and its affiliated partnerships and other entities; provided, that, all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 16.10.

          SECTION 16.11  "Market Stand-Off" Agreement.  Each Holder hereby
                         ----------------------------
agrees that, during the period of duration specified by the Company and an underwriter of securities of the Company, following the effective date of the registration statement of the Company filed under the Securities Act relating to its initial public offering, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except securities included in such registration; provided, however, that:

     (a) the Company uses its best efforts to insure that officers and directors of the Company enter into similar agreements;

     (b) the Company uses its best efforts to obtain from persons who hold greater than five percent (5%) of the Company's Units, a lock-up agreement similar to that set forth in this Section 16.11; and

     (c)  such market stand-off time period shall not exceed 180 days.

Each Holder of Registrable Securities agrees to provide to the other underwriters of any public offering such further agreements as such underwriter may reasonably request in connection with this market stand-off agreement, provided that the terms of such agreements are substantially consistent with the provisions of this Section 16.11. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the securities of every other person subject to the foregoing restriction) until the end of such period.

Notwithstanding the foregoing, the obligations described in this Section 16.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Rule 145 transaction.

          SECTION 16.12  Termination of Registration Rights.  The right of any
                         ----------------------------------
Holder of Registrable Securities to request registration or to include Registrable Securities in any registration pursuant to this Article XVI shall terminate upon the earlier of (i) the date which is five years after the date immediately prior to the closing of a Qualified IPO, or (ii) such date as a public trading market shall exist for the Company's securities and all Registrable Securities beneficially owned and subject to Rule 144 aggregation by such Holder of Registrable Securities may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period, provided that such Holder is not then an "affiliate" of the Company within the meaning of Rule 144 and such Holder owns less than 1% of the Units.

          SECTION 16.13  Limitations on Subsequent Registration Rights.  From
                         ---------------------------------------------
and after the date of this Agreement, the Company shall not, without the prior written consent of Amerigon, enter into any agreement with any existing Holder or prospective holder of Securities of the Company granting registration rights with respect to such Securities, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders of Registrable Securities which is included.

                     ARTICLE XVII  --   GENERAL PROVISIONS
                     -----------------  ------------------

          SECTION 17.1   Amendment.  Any amendment of the Certificate of
                         ---------
Formation or this Agreement shall require the approval of a Majority in Interests of all Members; provided, however that (i) any amendment to Article IV
                          --------
shall require the approval of the Class A Member, (ii) any amendment to Article V shall require the approval of the Series A Member, (iii) any amendment to Sections 3.5(a), 6.2, 6.6, 14.2 and 17.1 and Articles X, XV and XVI shall require the approval of the Class A Member and the Series A Member, (iv) any amendment to Section 3.2 and the second sentence of Section 11.1 shall require the approval of all Members and (v) similar voting requirements shall apply to any defined term used in any section or article referenced above to the extent such term is material to the application of such section or article.

          SECTION 17.2   Waivers Generally.  No delay in the exercise of any
                         -----------------
right shall operate as a waiver of such right. No single or partial exercise of any right shall preclude its further exercise. A waiver of any right on any one occasion shall not be construed as a bar to, or waiver of, any such right on any other occasion.

          SECTION 17.3   Equitable Relief.  If any Member proposes to Transfer
                         ----------------
its Membership Interest in violation of the terms of this Agreement, the Company or any Member may apply to any court of competent jurisdiction for an injunctive order prohibiting such proposed Transfer except upon compliance with the terms of this Agreement, and the Company or any Member may institute and maintain any action or proceeding against the Person proposing to make such Transfer to compel the specific performance of this Agreement. Any attempted Transfer in violation of this Agreement is null and void, and of no force and effect. The Person against whom such action or proceeding is brought waives the claim or defense that an adequate remedy at law exists, and such Person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

          SECTION 17.4   Remedies for Breach.  The rights and remedies of the
                         -------------------
Members set forth in this Agreement are neither mutually exclusive nor exclusive of any right or remedy provided by law, in equity or otherwise. The Members agree that all legal remedies (such as monetary damages) as well as all equitable remedies (such as specific performance) shall be available for any breach or threatened breach of any provision of this Agreement.

          SECTION 17.5   Costs.  If the Company or any holder of a Membership
                         -----
Interest retains counsel for the purpose of enforcing or preventing the breach or any threatened breach of any provision of this Agreement or for any other remedy relating to it, then the prevailing party shall be entitled to be reimbursed by the nonprevailing party for all costs and expenses so incurred (including reasonable attorney's fees, costs of bonds, and fees and expenses for expert witnesses).

          SECTION 17.6   Counterparts.  This Agreement may be signed in multiple
                         ------------
counterparts. Each counterpart shall be considered an original, but all of them in the aggregate shall constitute one instrument.

          SECTION 17.7   Notices.  All notices under this Agreement shall be in
                         -------
writing and shall be delivered or sent to a Member at the address or fax number listed on Schedule [B] hereto, or at such other address or fax number as a Member may give by notice to the Company and all other Members, with such copies to such parties as are indicated on Schedule [B] hereto. Any notices given to any Member in accordance with this Agreement shall be deemed to have been duly given and received (a) on the date of receipt if personally delivered, (b) five days after being sent by mail, postage prepaid, (c) the date of receipt, if sent by registered or certified mail, postage prepaid, (d) when sent by confirmed facsimile or telecopier transmission (provided a confirming copy is sent by another means described herein), or (e) one Business Day after having been sent by a recognized overnight courier service upon confirmation of delivery by such courier service.

          SECTION 17.8   Date of Performance.  Whenever this Agreement provides
                         -------------------
for any action to be taken on a day which is not a Business Day, such action shall be taken on the next following Business Day.

          SECTION 17.9   Limited Liability.  The liability of each Member,
                         -----------------
holder of a Membership Interest who is not a Member, Officer or agent of the Company shall be limited as set forth in this Agreement, the DLLCA, and other applicable law. No Member, holder of a Membership Interest who is not a Member, Officer or agent of the Company is liable for any debts, obligations or liabilities of the Company or each other, whether arising in tort, contract or otherwise, solely by reason of being a Member, holder of a Membership Interest, Officer or agent of the Company, or acting (or omitting to act) in such capacities or participating (as an employee, consultant, contractor or otherwise) in the conduct of the business of the Company, except that a Member shall remain personally liable for the payment of such Member's Capital Contribution and as otherwise set forth in this Agreement, the DLLCA, and other applicable law.

          SECTION 17.10  Partial Invalidity.  Wherever possible, each provision
                         ------------------
of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. However, if for any reason any one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect, such action shall not affect any other provision of this Agreement. In such event this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained in it.

          SECTION 17.11  Entire Agreement.  This Agreement contains the entire
                         ----------------
agreement among the Members with respect to the subject matter of this Agreement and supersedes each course of conduct previously pursued or acquiesced in, and each oral agreement and representation previously made, by the Members with respect thereto, whether or not relied or acted upon. Without limiting the generality of the foregoing, this Agreement amends and restates the Prior Operating Agreement of the Company made as of August 29, 2000, and subsequent and amendments thereto, which is hereby superseded.

          SECTION 17.12  Benefit.  The contribution obligations of each Member
                         -------
shall inure solely to the benefit of the other Members and the Company, without conferring on any other Person any rights of enforcement or other rights.

          SECTION 17.13  Binding Effect.  This Agreement is binding upon, and
                         --------------
inures to the benefit of, the Members and their permitted transferees, successors and assigns.

          SECTION 17.14  Confidentiality.
                         ---------------

     (a) The Company and the Members acknowledge and agree that each Member and the Company's customers may from time to time make certain of their confidential business information available to the Company. The Company and each Member agree that it shall not disclose to any third party any information concerning the customers, vendors, trade secrets, methods, processes, procedures or any other confidential business information of the Company or any other party to this Agreement which it learns during the course of its performance of this Agreement, without the prior written consent of the Board.

     (b) The parties further acknowledge and agree that in the event of a breach or threatened breach of this Section 17.14, the Company may have no adequate remedy in money damages and, accordingly, may be entitled to appropriate injunctive relief against such breach or threatened breach. The obligations contained in this Section 17.14 shall survive the cancellation or other termination of this Agreement.

     (c) This Section 17.14 shall not prevent any disclosure of information to the extent required by applicable law or regulation or self-regulating organization. Any party required to make such disclosure, to the extent reasonably practicable, shall (i) afford the Company the opportunity to seek to prevent such disclosure or obtain an appropriate protective order or other relief and (iii) cooperate with the Company's efforts to do so.

          SECTION 17.15  Covenants Not to Compete.  The Class A Member hereby
                         ------------------------
covenants with the Company and each other Member that on the Transfer of all or substantially all of the Class A Member's Membership Interest, whether voluntary, involuntary, by operation of law, or by reason of any provision of this Agreement, the Class A Member shall not, directly or indirectly, through an Affiliate or otherwise, within 50 miles of any established business office of the Company, or elsewhere where the Company conducts its business, for a period of eighteen months following the date of the Transfer, (a) enter into any agreement or understanding, written or oral, relating to the services of any employee of the Company, (b) solicit the business of, enter into any agreement, written or oral, or otherwise deal with the customers of the Company, who were such at the time of the Transfer and where the Company's contract or relationship with such customer originated while the Class A Member was a Member of the Company, or (c) use or disclose in any manner any confidential information.

          SECTION 17.16  Further Assurances.  Each Member agrees, without
                         ------------------
further consideration, to sign and deliver such other documents of further assurance as may reasonably be necessary to effectuate the provisions of this Agreement.

          SECTION 17.17  Headings.  Article and section titles have been
                         --------
inserted for convenience of reference only. They are not intended to affect the meaning or interpretation of this Agreement.

          SECTION 17.18  Terms.  Terms used with initial capital letters shall
                         -----
have the meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) shall be deemed to refer to the masculine, feminine or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word include (and any variation) is used in an illustrative sense rather than in a limiting sense. The word day means a calendar day, unless otherwise specified.

          SECTION 17.19  Governing Law; Consent to Jurisdiction.  This Agreement
                         --------------------------------------
shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to any conflict of laws provisions). Any conflict or apparent conflict between this Agreement and the DLLCA shall be resolved in favor of this Agreement except as otherwise required by the DLLCA. In any action or proceeding arising out of, related to, or in connection with this Agreement, the parties consent to be subject to the jurisdiction and venue of the federal and state courts in Los Angeles, California. Each of the parties consents to the service of process in any action commenced hereunder by certified or registered mail, return receipt requested, or by any other method or service acceptable under federal law or the laws of the State of California. AS TO ANY ACTION OR PROCEEDING ARISING OUT OF, RELATED TO OR

IN CONNECTION WITH THIS AGREEMENT, THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHTS TO A TRIAL BY JURY.

          SECTION 17.20  No Drafting Presumption.  In interpreting the
                         -----------------------
provisions of this Agreement, no presumption shall apply against any Member that otherwise would operate against such Member by reason of such document having been drafted by such Member or at the direction of such Member or an Affiliate of such Member.

                                                                       Exhibit A

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                [SIGNATURE PAGE]

                                   EXHIBIT A


                             Capital Contributions
                             ---------------------

Member's Name and Address    Paid In Capital      Percentage    Number of Units
-------------------------    ---------------      ----------    ---------------

Series A Preferred Members



Class A Common Members



Class B Common Members

                                                                       Exhibit A

                                   EXHIBIT B


                                  Milestones
                                  ----------


Below are the broad milestones that, if achieved by January 2003, (1) demonstrate significant advancement in thermoelectric technology and (2) represent an application with revenue potential that is a multiple of the initial $2,000,000 capital investment in BSST.

     1. Demonstrate a minimum of 30% improvement in Coefficient of Performance in cooling, when compared to best practice thermoelectric systems from Ferrotec, Marlow and Melcor (each recognized as a leader in thermoelectrics) as of January 2001 ("Base Time").

          A. The improvement shall have a demonstrated theoretical basis and exhibit mechanical differences when compared to Base Time devices that cause the performance change.

          B. The improvement shall be demonstrated with both systems employing thermoelectric materials with the same Z (thermoelectric coefficient of performance) and at the same temperature change, ambient temperature and cooling power output.

     2. Construct and demonstrate a breadboard power generator that when used in a co-generation cycle, has 30% greater thermodynamic efficiency than thermoelectric power generators as of Base Time, and has 30% less waste heat flow to the cold side when used as a stand-alone device.

          A. Device shall produce 1000 watts power minimum from a heat source maintained at 475C and a cold side maintained at 50C, so as to approximate the operating conditions of a heat source such as an automobile catalytic converter.

          B. The improvement shall be demonstrated with both systems employing thermoelectric materials with the same Z (thermoelectric coefficient of performance) and at the same temperature change, ambient temperature and electrical power output.

The Board of Directors shall determine if the Milestones have been met, and may use experts in thermodynamics to independently verify the experimental results.

                                      B-1